UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21749

CRM Mutual Fund Trust
(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.
28 Havemeyer Place
Greenwich, CT 06830
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2021 (Unaudited) CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund CRM Long/Short Opportunities Fund

SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2021
President’s Message

Dear Fellow Shareholders:

As we turn the page on 2021, we believe several of the tenets that propelled the market over the past few years are likely to change, which in turn will lead to a change in market leadership going forward. The unprecedented fiscal and monetary stimulus will subside this year, which will likely deflate the exuberance in the secularly challenged, nonearners. We look for the rise in real interest rates, driven by the expected increase in Fed funds and shrinkage in the Fed’s balance sheet, to clip the long duration, growth at any price stocks. We believe this mid-cycle, more micro-driven market will favor companies with better balance sheets, the ability to take price, have a self-help aspect and trade at an attractive valuation. We expect market returns will broaden out beyond the top names in the indices and that stock selection will be paramount. The relative discount of value vs. growth and small vs. large has not been this severe since 2000 which is an attractive backdrop for our style of investing. We look for earnings growth to drive stock performance as multiple expansion will be challenged in a less accommodative market. Those companies that can manage through this inflationary environment and drive improved returns through management actions will likely be rewarded. With all this change occurring, it’s an exciting time to be an active manager.

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We look for economic growth in the US to decelerate from the recovery phase experienced last year but still be above trend in 2022. The wildcard will continue to be the impact of additional COVID variants, but the negative impact from the virus has been lessening with each subsequent wave. Consumer and corporate balance sheets are healthy despite the recession due to the unprecedented fiscal and monetary support. The expectation of a phased normalization in supply chains should be supportive to corporate earnings in 2022 which endured revenue losses and gross margin pressure due to the disruption last year. In addition, higher cap ex spending should bolster results in 2022. These positive trends will be partially mitigated by continued labor cost pressures and a reduction in transfer payments as fiscal stimulus winds down (notwithstanding the uncertain outlook for the Build Back Better bill). We still believe earnings for relative value-oriented companies remain in a net upgrade cycle.

More impactful to the markets this year will be the expected reduction in Federal Reserve accommodation. Real interest rates, i.e., inflation adjusted interest rates, have increased sharply due to the hawkish pivot by the Fed in late 2021 and the resultant change in market outlook to a faster removal of accommodation, more Fed fund rate increases in 2022 and earlier quantitative tapering. In the first week of 2022 alone, the 10-year Treasury real yield has increased from -104 bps to -72 bps. Despite this rapid move, real yields remain solidly negative and supportive to equity valuations. Over the past year, interest rate futures have moved the first Fed rate increase from early 2024 to now pricing it to occur in March 2022. In addition, the timeline to start quantitative tapering, the Fed shrinking its balance sheet, has contracted from last cycle’s precedent of 3 years from now to possibly within the next 6-9 months. This is a major change for the rates complex and yield curve. In the graphs below, we show last cycle’s implied rate impact from the Fed shrinking its balance sheet. As you can see, a Fed balance sheet contraction is significantly more tightening than raising interest rates by themselves.

From an individual stock perspective, we remain focused on companies that have pricing power that can, and have, successfully operated through other periods

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of rising inflation. Many companies instituted price increases and/or surcharges multiple times in 2021. The market absorbed these price changes as limited inventories due to supply chain disruption forced consumers and companies flush with cash to purchase what was on the shelf. We expect more differentiation in pricing power this year as inventories normalize and consumers become more discerning as their excess cash dwindles. We expect consumer durables to be more challenged going forward as these companies enjoyed well above trend demand and pricing power during the pandemic after over two decades of negative pricing power.

From a geopolitical perspective, we see several crosscurrents this year. In the U.S., mid-term elections later this year could usher in a Red wave and allow the Republicans to wrestle back control of Congress. A split government has historically been positive for the markets. China, on the other hand, is ever the wildcard with its “common prosperity” doctrine, “Zero Covid” policy, supply chain uncertainty and its ideological divide with the U.S. Offsetting these pressures, China appears to be pivoting to monetary easing and fiscal stimulus, which should be supportive to global growth. The Russia-Ukraine border crisis has the potential to destabilize markets if the Biden administration has a misstep. These turbulent political waters are important to monitor, particularly with many of the developed market central banks starting to reduce accommodation.

With the hawkish shift in Fed policy and the normalization in many areas of the market and economy, we look for a change in market leadership. The expected rise in real rates should stymie long duration investments such as the “growth at any price” stocks. The rise in inflation and the need for more sustained pricing power should hinder the low return on equity companies and the nonearners that were the mainstay of meme investors. We look for this mid-cycle, lower accommodative market to favor relative value, active strategies with portfolios constructed with companies that have pricing power, healthy balance sheets and growing market share. We believe future stock prices will be driven more by earnings growth than multiple expansion. The further we move away from the pandemic and resulting stimulus, the more we expect a greater share of stock performance will be driven by micro factors compared to the heavy influence of macro factors during much of the past 2 years. We still believe investors are under-exposed to the value part of the market. These stocks are generally trading at significant discounts to their historical levels. As we have seen in previous cycles, these rotations tend to be aggressive and last for multiple years.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six-month period ended December 31, 2021.

CRM Small Cap Value Fund returned -0.98% and -1.12% for the Institutional and Investor Share classes, respectively, in the period, as compared to 1.24%

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and -2.31% for the Russell 2000 Value Index and the Russell 2000 Index, respectively1. During the period, the Fund slightly lagged the benchmark due to stock selection in the Consumer Discretionary, Financials, Industrials, and Energy sectors. Stock selection in Health Care, and Materials, and our lack of exposure to the Communication Services sector acted as a tailwind to performance. Leading contributors to performance for this period included (i) MaxLinear, Inc., a semiconductor design company; (ii) Skyline Champion Corporation, a leading factory-built housing company; and (iii) Vonage Holdings Corporation, a provider of unified communications software and services. During the period, we initiated a position in MaxLinear, as we believe that their recent acquisition of Intel’s Home Gateway business has been significantly accretive to their financials as well as their business strategy. The Company reported strong third quarter earnings and guided above expectations for the remainder of the year due to strong customer demand and easing supply chain issues. Skyline Champion Corporation continued to post better-than-expected earnings given unprecedented demand for entry-level housing as well as increased pricing. We believe we are still in the earlier stages of a housing cycle with a dearth of entry level home options. Manufactured housing remains the single most obvious solution to this lack of housing supply in our opinion. In addition, Skyline Champion Corporation continues to find manufacturing efficiencies, which we believe will drive further margin expansion. Vonage Holdings Corporation provides business communication software via its universal communications service (“UCaaS”), contact center as a service (“CCaaS”) and communication platform as a service (“CPaaS”) offering. The shares outperformed in the third quarter following news that an activist investor had taken a position and was recommending the Board hire an advisor to review strategic alternatives. In the fourth quarter, the Company announced it was being acquired by Ericsson for $21 per share.

Individual holdings that negatively impacted performance included (i) Regis Corporation, the largest domestic franchisor and owner of salons; (ii) Open Lending Corporation, an automotive loan analytics company; and (iii) ChampionX Corporation, a leading oilfield services company. Regis Corporation underperformed during the period as it reported weaker-than-expected results due to the challenging labor market and its franchisees’ inability to properly staff salons. The stimulus checks, premium unemployment benefits, children not being in school/inconsistent childcare, and the spread of the COVID-19 all contributed to the challenging labor market, particularly for a female-dominated industry. Long-term, we expect this hiring logjam should ease as stimulus programs end, in-person schooling becomes more consistent, and childcare becomes more readily available. In December, the current CEO, Felipe Athayde, announced he was departing the company. The exit of the CEO, an experienced, change agent, created additional uncertainty and lowered the probability, in our view, of achieving a successful turnaround of the business in the medium term. As a result, we exited the position. Open Lending Corporation

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guided fourth quarter 2021 volumes significantly below expectations due to ongoing original equipment manufacturer (OEM) automotive production challenges and lack of available used car inventory. In spite of these cyclical challenges, we remain optimistic about the long-term market share opportunity for Open Lending’s core product offering. We also believe that OEM production challenges and used car shortages should start to ease in 2022 as supply chains normalize. ChampionX Corporation saw supply chain issues linger longer-than-expected in the fourth quarter which tempered expectations around near-term volumes for their chemicals business. We believe these supply chain issues are normalizing and oilfield activity is poised to increase substantially in 2022.

CRM Small/Mid Cap Value Fund returned 3.95% and 3.86% for the Institutional and Investor Share classes, respectively, in the period, as compared to 4.16% and 1.04% for the Russell 2500 Value Index and the Russell 2500 Index, respectively2. The Fund slightly lagged the benchmark during the period due to stock selection in the Real Estate and Energy sectors, while stock selection in the Consumer Discretionary, Information Technology, and Materials sectors contributed to relative performance. Individual holdings that were leading contributors to performance included (i) LKQ Corporation; a distributor for aftermarket automotive parts, and collision replacement parts; (ii) Regal Rexnord Corporation, a manufacturer and seller of electric motors; and (iii) Skyline Champion Corporation, a leading factory-built housing company. LKQ Corporation shares benefited from better sales and margins in both the company’s North American and European operations. In addition, the recently announced initiation of a dividend, as well as large share repurchase activity, helped the stock performance. Regal Beloit Corporation shares rose during the quarter as the approval process for its transformative Reverse Morris Trust transaction with Rexnord proceeded as planned. The new company, Regal Rexnord, is well positioned with almost half of its sales exposed to the higher growth and margin factory automation end market, strong free-cash-flow generation, considerable synergy opportunities, and a clean balance sheet. Skyline Champion Corporation continued to post better-than-expected earnings given unprecedented demand for entry-level housing as well as increased pricing. We believe we are still in the earlier stages of a housing cycle with a dearth of entry level home options. Manufactured housing remains the single most obvious solution to this lack of housing supply in our opinion. In addition, Skyline Champion Corporation continues to find manufacturing efficiencies, which we believe will drive further margin expansion.

Individual holdings that negatively affected performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) G-III Apparel Group, Ltd, a global apparel manufacturer; and (iii) James River Group Holdings, Ltd., a specialty Property & Casualty insurer. MultiPlan Corporation underperformed despite strong revenue and earnings performance in the third quarter, as investors grew more concerned about the

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implementation of surprise billing legislation, customer concentration at the company and anticipated future management turnover. We exited the position for better risk-reward. Despite strong earnings during the third quarter, shares of G-III Apparel Group, Ltd. were pressured over growing supply chain concerns broadly for companies producing goods outside the U.S. We remain confident in management’s ability to manage through these shorter-term concerns and expect strong demand and pricing to more than compensate for the potential for additional rising costs into 2022. James River Group Holdings, Ltd. underperformed in the period after preannouncing higher-than-expected prior period negative reserve development in its casualty reinsurance segment. Similarly, the year-to-date underperformance was due to ongoing reserving issues in commercial auto and casualty reinsurance, the former of which necessitated an equity raise last spring. We remain constructive on the stock, as the company and its new CEO look to move past these legacy issues and capitalize on a firming pricing market in its core specialty business.

CRM Mid Cap Value Fund returned 8.28% and 8.17% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 7.44% and 5.45% for the Russell Midcap Value Index and the Russell Midcap Index, respectively3. Stock selection in the Financials, Industrials, and Information Technology sectors contributed to the Fund’s relative outperformance versus both indices. Stock selection in both the Real Estate and Healthcare sectors detracted from relative performance. Individual holdings that contributed positively to performance during the period included (i) LKQ Corporation, a distributor for aftermarket automotive parts, and collision replacement parts; (ii) Regal Rexnord Corporation, a manufacturer and seller of electric motors; and (iii) financial data service firm, Morningstar, Inc. LKQ Corporation shares benefited from better sales and margins in both the company’s North American and European operations. In addition, the recently announced initiation of a dividend, as well as large share repurchase activity, helped the stock performance. Regal Beloit Corporation shares rose during the quarter as the approval process for its transformative Reverse Morris Trust transaction with Rexnord proceeded as planned. The new Company, Regal Rexnord, is well positioned with almost half of its sales exposed to the higher growth and margin factory automation end market, strong free-cash-flow generation, considerable synergy opportunities, and a clean balance sheet. Morningstar, Inc. posted its strongest organic revenue quarter in recent history with high teens organic growth. Growth accelerated across all product lines driven by strong execution and reinvestment made in the business, with a notable contribution from Pitchbook, driven by continued market share gains and demand for private company information.

Holdings that detracted from Fund performance during the fiscal year included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) ChampionX Corporation, a leading oilfield services company; and (iii) Nordstrom, Inc., a leading U.S. department store. MultiPlan

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Corporation underperformed despite strong revenue and earnings performance in the third quarter, as investors grew more concerned about the implementation of surprise billing legislation, customer concentration at the company and anticipated future management turnover. We exited the position for better risk-reward. ChampionX Corporation saw supply chain issues linger longer-than-expected in the fourth quarter which tempered expectations around near-term volumes for their chemicals business. We believe these supply chain issues are normalizing and oilfield activity is poised to increase substantially in 2022. Nordstrom, Inc. underperformed during the quarter as the company is still lagging peers in terms of revenue recapture coming out of the COVID-19 pandemic. We expect this will prove transitory driven by its urban locations and slower to recover categories such as back to work. Nordstrom’s new inventory strategy should be revenue and margin accretive, and we believe is not in earnings forecasts.

CRM All Cap Value Fund returned 5.15% and 4.92% for the Institutional and Investor Share classes, respectively, during the period, as compared to 6.54% and 9.17% for the Russell 3000 Value Index and the Russell 3000 Index, respectively4. The Fund slightly lagged the benchmark during the period. Stock selection in the Energy and Health Care sectors was a headwind to relative performance, while stock selection in Financials and Utilities sectors acted as a tailwind to performance. Leading contributors to Fund performance were (i) Vonage Holdings Corporation, a provider of unified communications software and services; (ii) Skyline Champion Corporation, a leading factory-built housing company; and (iii) American International Group, Inc., a global multi-line insurer. Vonage Holdings Corporation provides business communication software via its universal communications service (“UCaaS”), contact center as a service (“CCaaS”) and communication platform as a service (“CPaaS”) offering. The shares outperformed in the third quarter following news that an activist investor had taken a position and was recommending the Board hire an advisor to review strategic alternatives. In the fourth quarter, the Company announced it was being acquired by Ericsson for $21 per share. Skyline Champion Corporation continued to post better-than-expected earnings given unprecedented demand for entry-level housing as well as increased pricing. We believe we are still in the earlier stages of a housing cycle with a dearth of entry level home options. Manufactured housing remains the single most obvious solution to this lack of housing supply in our opinion. In addition, Skyline Champion Corporation continues to find manufacturing efficiencies, which we believe will drive further margin expansion. Shares of American International Group, Inc. increased as the company reported better-than-expected 2Q21 earnings results featuring stronger premium growth and improving underwriting margins in its core Property & Casualty insurance business. In addition, the company announced during the quarter that it was selling a 9.9% interest in its Life & Retirement business to Blackstone at a better-than-expected valuation and then

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using the proceeds from the sale, as well as its elevated liquidity position, to increase its share repurchase program.

Individual holdings that negatively impacted performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Paya Holdings Inc., a provider of integrated payment solutions to small and mid-sized businesses, and (iii) ChampionX Corporation, a leading oilfield services company. MultiPlan Corporation underperformed despite strong revenue and earnings performance in the period, as investors grew more concerned about the implementation of surprise billing legislation, customer concentration at the company and anticipated future management turnover. We exited the position for better risk-reward. Paya Holdings, Inc. released third quarter results in line with investor expectations, but its shares declined along with the rest of the FinTech sector on persistent COVID-19 concerns and worries that newer payment methods, such as buy-now-pay-later, would disrupt the payment ecosystem. ChampionX Corporation saw supply chain issues linger longer-than-expected in the fourth quarter which tempered expectations around near-term volumes for their chemicals business. We believe these supply chain issues are normalizing and oilfield activity is poised to increase substantially in 2022.

CRM Long/Short Opportunities Fund returned 4.91% in the first half of the fiscal year as compared to 11.67% for the S&P 5005. During the six-month period ended December 31, 2021, both our long book and short book contributed to the absolute performance of the Fund. In terms of exposure during the period, the Fund averaged approximately 100% gross long, 56% gross short, and 44% net long.

The top contributors in the long portfolio were (i) Skyline Champion Corporation, a factory-built housing company.; (ii) Lucid Group, Inc., an emerging luxury electric vehicle maker; and (iii) Tenable Holdings, Inc., a cybersecurity company. Skyline Champion Corporation continued to post better-than-expected earnings given unprecedented demand for entry-level housing as well as increased pricing. We believe we are still in the earlier stages of a housing cycle with a dearth of entry level home options. Manufactured housing remains the single most obvious solution to this lack of housing supply in our opinion. In addition, Skyline Champion Corporation continues to find manufacturing efficiencies, which we believe will drive further margin expansion. Lucid Group, Inc., a new IPO in 2021 via the de-SPAC process and emerging luxury electric car maker, saw its stock appreciate due to strong order indications for their sedan and flattering industry reviews on the vehicle’s driving range, handling, and aesthetics. Tenable Holdings, Inc. benefited from the identification of the pervasive Log4Shell vulnerability and the recent acquisition of Accurics. The acquisition, along with others earlier in the year and coupled with significant security breaches over the past few years is resulting in revenue growth acceleration and margin expansion.

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Top individual names that negatively impacted the long portfolio included (i) Sunrun, Inc., a U.S. residential solar installer; (ii) Regis Corporation, the largest domestic franchisor and owner of salons; and (iii) Nordstrom, Inc., a leading U.S. department store. Sunrun, Inc. saw share weakness from proposed changes in California’s net metering policy while the prospects for a long-term extension of the Investment Tax Credit for solar became less likely with the inability of the Biden Administration to pass their Build Back Better legislation. Supply chain challenges and high costs for labor and inputs impacted the company’s costs per home passed which we would expect to be a transitory dynamic that will be overcome by rising costs of electric power in many of the company’s key markets along with their scale and capital cost advantages. Regis Corporation underperformed during the period as it reported weaker-than-expected results due to the challenging labor market and its franchisees’ inability to properly staff salons. The stimulus checks, premium unemployment benefits, children not being in school/inconsistent childcare, and the spread of the COVID-19 all contributed to the challenging labor market, particularly for a female-dominated industry. Long-term, we expect this hiring logjam should ease as stimulus programs end, in-person schooling becomes more consistent, and childcare becomes more readily available. In December, the current CEO, Felipe Athayde, announced he was departing the company. The exit of the CEO, an experienced, change agent, created additional uncertainty, and lowered the probability, in our mind, of achieving a successful turnaround of the business in the medium term. As a result, we exited the position. Nordstrom, Inc. underperformed during the quarter as recent performance continued to lag peers in terms of revenue recapture coming out of the COVID-19 pandemic. We believe this is largely timing related, driven by its urban locations and exposure to slower to recover categories such as back to work. In addition, Nordstrom’s new inventory strategy should prove to be revenue and margin accretive which is not incorporated in current expectations.

Our leading short contributors included (i) a leading alternative protein manufacturer; (ii) an automotive electric vehicle manufacturer and (iii) a 3D printing company. A leading alternative protein manufacturer continued to post lackluster fundamental performance during the quarter, fueling existing concerns about poor execution versus growing competition in the category. In addition, the company has recently been plagued with high profile management departures. Our short position in an automotive EV manufacturer benefited after the company delayed their expectations for commercialization of their vehicles, compounding concerns about their liquidity and financial viability. We continue to maintain a short position in a 3D printing company we believe is at risk from slower-than-expected industry growth, increased competition, and slowing demand from a key customer.

The top detractors in the short portfolio were (i) a cyber security company; (ii) a consumer goods packaging company; and (iii) a large traditional grocer. Our short in a cybersecurity software company detracted from performance following

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a strong billings performance in Q3 as well as the large-scale log4j cybersecurity attack increasing the broad importance of cyber hygiene. A short detractor in a packaging company in North America continues to benefit from elevated at home consumption. While the Company has an elevated cost inflation profile, they have been successful to date in passing through pricing in excess of costs. We remain short, as potential volume declines could alter the current profit profile which is well above historical levels. A larger traditional U.S. grocer continued to benefit from increased COVID-19 cases toward the end of the quarter and more benign inflation than expected.

Sincerely,

Ronald H. McGlynn
Trustee and President, CRM Mutual Fund Trust

1Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

2Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

3Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

4Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

5S&P 500 Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

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During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. The information contained herein is not a complete analysis of every aspect of any market, industry, security, or Fund. Opinions expressed herein are as of December 31, 2021 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values or that the investment has not been undervalued by the market. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2021 through December 31, 2021). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2021 to December 31, 2021.

The Expense Tables below illustrate your Fund’s expenses in two ways.

●

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

●

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by

CRM Funds
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CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Continued)

other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Six Months Ended December 31, 2021

Expense Table

Fund/Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$988.80	1.14%	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	1.14%	$5.80

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$990.20	0.91%	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	0.91%	$4.63

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,038.60	1.17%	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	1.17%	$5.96

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,039.50	0.98%	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	0.98%	$4.99

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,081.70	1.13%	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	1.13%	$5.75

CRM Funds
13

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,082.80	0.95%	$4.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	0.95%	$4.84

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,049.20	1.29%	$6.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	1.29%	$6.56

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,051.50	1.05%	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	1.05%	$5.35

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,049.10	2.56%	$13.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.30	2.56%	$12.98

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the most recent one-half year period).

CRM Funds
14

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS
December 31, 2021

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund- Sector Allocation
Common Stock
Industrials	23.7%
Financials	21.5
Consumer Discretionary	12.3
Real Estate	9.2
Technology	7.2
Consumer Staples	6.3
Materials	4.7
Utilities	4.4
Energy	3.1
Communications	2.6
Health Care	2.1
Short-Term Investments	2.9
100.0%

CRM Small/Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	24.6%
Financials	17.6
Consumer Discretionary	13.0
Materials	10.6
Technology	7.7
Health Care	6.9
Energy	5.3
Real Estate	4.7
Utilities	3.2
Consumer Staples	2.7
Short-Term Investments	3.7
100.0%

CRM Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	19.4%
Financials	14.7
Technology	13.1
Materials	11.5
Consumer Discretionary	9.9
Health Care	9.2
Utilities	6.3
Energy	4.5
Consumer Staples	4.2
Real Estate	3.9
Short-Term Investments	3.3
100.0%

CRM All Cap Value Fund- Sector Allocation
Common Stock
Financials	21.4%
Industrials	19.3
Technology	16.7
Consumer Discretionary	12.4
Health Care	11.9
Materials	5.1
Consumer Staples	2.8
Real Estate	2.5
Energy	2.4
Utilities	2.4
Short-Term Investments	3.1
100.0%

CRM Funds
15

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following tables present a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund- Sector Allocation
Common Stock
Industrials	19.9%
Consumer Discretionary	19.8
Technology	16.1
Health Care	8.9
Financials	8.0
Communications	4.9
Utilities	4.1
Energy	2.5
Materials	1.5
Consumer Staples	1.5
Short-Term Investments	11.7
Common Stock Sold Short
Health Care	(0.8)
Real Estate	(1.0)
Utilities	(1.0)
Financials	(2.1)
Communications	(2.8)
Industrials	(5.4)
Technology	(5.5)
Consumer Staples	(7.4)
Consumer Discretionary	(9.9)
63.0%

Portfolio holdings are subject to change at any time.

CRM Funds
16

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCK — 97.1%
Communications — 2.6%
Telecommunications — 2.6%
395,305	Vonage Holdings Corporation[1]	$8,218,391
Consumer Discretionary — 12.3%
Apparel & Textile Products — 3.3%
226,659	Steven Madden Ltd.	10,532,844
Home Construction — 3.9%
174,179	JELD-WEN Holding, Inc.[1]	4,591,358
100,093	Skyline Champion Corporation[1]	7,905,345
		12,496,703
Leisure Facilities & Services — 2.0%
185,231	BJ’s Restaurants, Inc.[1]	6,399,731
Wholesale - Discretionary — 3.1%
353,839	G-III Apparel Group Ltd.[1]	9,780,110
Total Consumer Discretionary		39,209,388

Consumer Staples — 6.3%
Beverages — 2.1%
377,787	Primo Water Corporation	6,660,385
Food — 2.3%
363,003	Hostess Brands, Inc.[1]	7,412,521
Household Products — 1.9%
167,566	Clearwater Paper Corporation[1]	6,144,645
Total Consumer Staples		20,217,551
Energy — 3.1%
Oil & Gas Services & Equipment — 3.1%
495,042	ChampionX Corporation[1]	10,004,799
Financials — 21.5%
Banking — 19.4%
143,094	Amalgamated Financial Corporation	2,399,686
198,016	BankUnited, Inc.	8,378,057

Shares		Value
Financials — (continued)
Banking — (continued)
255,711	Cadence Bank	$7,617,631
366,845	Central Pacific Financial Corporation	10,334,024
235,328	CVB Financial Corporation	5,038,372
316,676	Great Western Bancorp, Inc.	10,754,317
241,473	Hancock Whitney Corporation	12,078,480
423,145	Heritage Commerce Corporation	5,052,351
		61,652,918
Insurance — 2.1%
233,320	James River Group Holdings, Ltd.	6,721,949
Total Financials		68,374,867
Health Care — 2.1%
Medical Equipment & Devices — 2.1%
149,534	Envista Holdings Corporation[1]	6,738,002
Industrials — 23.7%
Aerospace & Defense — 6.1%
230,338	Barnes Group, Inc.	10,731,447
202,455	Kaman Corporation	8,735,933
		19,467,380
Commercial Support Services — 3.7%
115,997	Clean Harbors, Inc.[1]	11,573,021
Electrical Equipment — 3.9%
207,417	SPX Corporation[1]	12,378,647
Industrial Intermediate Products — 5.4%
423,018	Janus International Group, Inc.[1]	5,296,185
47,497	Valmont Industries, Inc.	11,897,999
		17,194,184
Industrial Support Services — 1.1%
34,983	Applied Industrial Technologies, Inc.	3,592,754

See accompanying notes to financial statements.	CRM Funds
17

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Industrials — (continued)
Transportation & Logistics — 3.5%
188,935	Kirby Corporation[1]	$11,226,518
Total Industrials		75,432,504
Materials — 4.7%
Chemicals — 4.7%
106,103	HB Fuller Company	8,594,343
23,371	Rogers Corporation[1]	6,380,283
Total Materials		14,974,626
Real Estate — 9.2%
REIT — 9.2%
279,040	American Assets Trust, Inc.	10,472,371
157,525	Corporate Office Properties Trust	4,405,974
382,676	Urban Edge Properties	7,270,844
392,359	Xenia Hotels & Resorts, Inc.[1]	7,105,622
Total Real Estate		29,254,811
Technology — 7.2%
Semiconductors — 1.5%
61,808	MaxLinear, Inc., Class A1	4,659,705
Software — 3.9%
136,245	Agilysys, Inc.[1]	6,057,453
79,547	Envestnet, Inc.[1]	6,311,259
		12,368,712
Technology Services — 1.8%
133,263	Open Lending Corporation[1]	2,995,752
437,882	Paya Holdings, Inc.[1]	2,776,172
		5,771,924
Total Technology		22,800,341

Shares		Value
Utilities — 4.4%
Electric Utilities — 2.3%
101,764	Black Hills Corporation	$7,181,485
Gas & Water Utilities — 2.1%
93,118	SJW Group	6,816,238
Total Utilities		13,997,723
TOTAL COMMON STOCK (Cost $238,210,300)		309,223,003

SHORT-TERM INVESTMENTS — 2.9%
4,600,747	Blackrock Liquidity Funds T-Fund, Institutional Series, 0.01%[2]	4,600,747
4,600,747	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[2]	4,600,747
TOTAL SHORT-TERM INVESTMENTS (Cost $9,201,494)		9,201,494

TOTAL INVESTMENTS — 100.0% (Cost $247,411,794)		318,424,497
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%[3]		106,491
TOTAL NET ASSETS — 100.0%		$318,530,988

See accompanying notes to financial statements.	CRM Funds
18

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2021 (Unaudited)

Assets	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$309,223,003	$309,223,003	—	—
Short-Term Investments	9,201,494	9,201,494	—	—
Total	$318,424,497	$318,424,497	—	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2021.

[1]	Non-income producing security.
[2]	Rate disclosed is the seven day effective yield as of December 31, 2021.
[3]	Amount represents less than 0.05%.

See accompanying notes to financial statements.	CRM Funds
19

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCK — 96.2%
Consumer Discretionary — 13.0%
Home Construction — 2.4%
51,940	Skyline Champion Corporation[1]	$4,102,221
Leisure Facilities & Services — 1.5%
15,192	Marriott Vacations Worldwide Corporation	2,567,144
Retail - Discretionary — 1.4%
4,710	RH1	2,524,277
Wholesale - Discretionary — 7.7%
177,940	G-III Apparel Group Ltd.[1]	4,918,262
139,694	LKQ Corporation	8,385,831
		13,304,093
Total Consumer Discretionary		22,497,735
Consumer Staples — 2.7%
Beverages — 1.4%
140,171	Primo Water Corporation	2,471,215
Food — 1.3%
89,188	Nomad Foods Ltd.[1]	2,264,483
Total Consumer Staples		4,735,698
Energy — 5.3%
Oil & Gas Producers — 2.5%
23,677	Pioneer Natural Resources Company	4,306,373
Oil & Gas Services & Equipment — 2.1%
179,978	ChampionX Corporation[1]	3,637,355
Renewable Energy — 0.7%
35,412	Sunrun, Inc.[1]	1,214,632
Total Energy		9,158,360
Financials — 17.6%
Asset Management — 2.2%
24,036	LPL Financial Holdings, Inc.	3,847,923

Shares		Value
Financials — (continued)
Banking — 8.0%
119,707	Cadence Bank	$3,566,072
158,927	Great Western Bancorp, Inc.	5,397,161
88,291	Webster Financial Corporation	4,930,169
		13,893,402
Insurance — 7.4%
46,765	American Financial Group, Inc.	6,421,770
118,437	James River Group Holdings, Ltd.	3,412,170
37,072	W.R. Berkley Corporation	3,054,362
		12,888,302
Total Financials		30,629,627
Health Care — 6.8%
Health Care Facilities & Services — 2.3%
185,833	Ortho Clinical Diagnostics Holdings PLC[1,2]	3,974,968
Medical Equipment & Devices — 4.5%
3,680	Bio-Rad Laboratories, Inc., Class A1	2,780,498
113,950	Envista Holdings Corporation[1]	5,134,586
		7,915,084
Total Health Care		11,890,052
Industrials — 24.6%
Aerospace & Defense — 3.5%
91,896	Kaman Corporation	3,965,312
4,968	Teledyne Technologies, Inc.[1]	2,170,470
		6,135,782
Commercial Support Services — 5.4%
62,537	Clean Harbors, Inc.[1]	6,239,316
70,261	Terminix Global Holdings, Inc.[1]	3,177,905
		9,417,221

See accompanying notes to financial statements.	CRM Funds
20

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Industrials — (continued)
Electrical Equipment — 5.2%
177,342	Hayward Holdings, Inc.[1,3]	$4,651,680
113,380	nVent Electric PLC[2]	4,308,440
		8,960,120
Industrial Intermediate Products — 4.6%
227,304	Janus International Group, Inc.[1]	2,845,846
20,475	Valmont Industries, Inc.	5,128,988
		7,974,834
Machinery — 3.3%
33,699	Regal Rexnord Corporation	5,734,896
Transportation & Logistics — 2.6%
76,262	Kirby Corporation[1]	4,531,488
Total Industrials		42,754,341
Materials — 10.6%
Chemicals — 6.0%
54,058	Ashland Global Holdings, Inc.	5,819,884
46,047	RPM International, Inc.	4,650,747
		10,470,631
Construction Materials — 4.6%
12,598	Carlisle Companies, Inc.	3,125,816
28,940	Eagle Materials, Inc.	4,817,352
		7,943,168
Total Materials		18,413,799
Real Estate — 4.7%
REIT — 4.7%
104,086	American Assets Trust, Inc.	3,906,348
220,939	Urban Edge Properties	4,197,841
Total Real Estate		8,104,189

Shares		Value
Technology — 7.7%
Software — 7.7%
251,712	Clarivate PLC[1,2]	$5,920,266
22,245	PTC, Inc.[1]	2,694,982
87,713	Tenable Holdings, Inc.[1]	4,830,355
Total Technology		13,445,603
Utilities — 3.2%
Electric Utilities — 1.1%
26,935	Black Hills Corporation	1,900,803
Gas & Water Utilities — 2.1%
132,957	Nisource, Inc.	3,670,943
Total Utilities		5,571,746
TOTAL COMMON STOCK (Cost $109,562,596)		167,201,150

SHORT-TERM INVESTMENTS — 3.7%
3,208,222	BlackRock Liquidity Funds T-Fund, Institutional Series, 0.01%[4]	3,208,222
3,208,223	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	3,208,223
TOTAL SHORT-TERM INVESTMENTS (Cost $6,416,445)		6,416,445

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $115,979,041)		173,617,595

See accompanying notes to financial statements.	CRM Funds
21

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Principal		Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES — 0.1%
REPURCHASE AGREEMENT — 0.1%
122,208	With Barclays Capital, Inc.: at 0.05%, dated 12/31/21, to be repurchased on 1/3/22, repurchase price $122,209 (collateralized by US Treasury Securities, par values ranging from $18,292 - $64,417, coupon rates ranging from 0.13% to 1.00%, 7/15/30 - 2/15/46; total market value $124,652)	$122,208
TOTAL SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $122,208)		122,208

TOTAL INVESTMENTS — 100.0% (Cost $116,101,249)		173,739,803	[6]
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.00)%[5]		(12,967)
TOTAL NET ASSETS — 100.0%		$173,726,836

See accompanying notes to financial statements.	CRM Funds
22

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2021 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows (See Note 2 in Notes to Financial Statements):

Assets	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$167,201,150	$167,201,150	—	—
Short-Term Investments	6,416,445	6,416,445	—	—
Short-Term Investment Held As Collateral For Loaned Securities	122,208	—	$122,208	—
Total	$173,739,803	$173,617,595	$122,208	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2021.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of December 31, 2021.
[5]	Amount represents less than 0.05%.
[6]

At December 31, 2021, the market value of securities on loan for CRM Small/Mid Cap Value Fund was $123,281. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
23

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCK — 96.7%
Consumer Discretionary — 9.9%
Apparel & Textile Products — 3.1%
299,932	Steven Madden Ltd.	$13,937,840
Leisure Facilities & Services — 1.4%
37,236	Marriott Vacations Worldwide Corporation	6,292,139
Wholesale - Discretionary — 5.4%
398,040	LKQ Corporation	23,894,342
Total Consumer Discretionary		44,124,321
Consumer Staples — 4.2%
Food — 4.2%
178,779	Lamb Weston Holdings, Inc.	11,331,014
293,032	Nomad Foods Ltd.[1]	7,440,082
Total Consumer Staples		18,771,096
Energy — 4.5%
Oil & Gas Producers — 2.4%
59,339	Pioneer Natural Resources Company	10,792,577
Oil & Gas Services & Equipment — 2.1%
460,224	ChampionX Corporation[1]	9,301,127
Total Energy		20,093,704
Financials — 14.7%
Asset Management — 2.2%
61,823	LPL Financial Holdings, Inc.	9,897,244
Banking — 4.4%
237,318	Cadence Bank	7,069,703
226,702	Webster Financial Corporation	12,659,040
		19,728,743
Institutional Financial Services — 2.8%
132,449	State Street Corporation	12,317,757

Shares		Value
Financials — (continued)
Insurance — 5.3%
115,975	American Financial Group, Inc.	$15,925,687
90,807	W.R. Berkley Corporation	7,481,589
		23,407,276
Total Financials		65,351,020
Health Care — 9.2%
Health Care Facilities & Services — 2.2%
462,438	Ortho Clinical Diagnostics Holdings PLC[1,2]	9,891,549
Medical Equipment & Devices — 7.0%
241,104	Avantor, Inc.[1]	10,160,122
8,993	Bio-Rad Laboratories, Inc., Class A1	6,794,841
307,684	Envista Holdings Corporation[1]	13,864,241
		30,819,204
Total Health Care		40,710,753
Industrials — 19.4%
Aerospace & Defense — 3.5%
16,204	Teledyne Technologies, Inc.[1]	7,079,366
75,333	Woodward, Inc.	8,245,950
		15,325,316
Commercial Support Services — 1.8%
173,161	Terminix Global Holdings, Inc.[1]	7,832,072
Electrical Equipment — 7.1%
64,247	AMETEK, Inc.	9,446,879
447,515	Hayward Holdings, Inc.[1]	11,738,318
277,038	nVent Electric PLC[2]	10,527,444
		31,712,641
Industrial Intermediate Products — 2.9%
51,087	Valmont Industries, Inc.	12,797,294

See accompanying notes to financial statements.	CRM Funds
24

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Industrials — (continued)
Industrial Support Services — 0.8%
34,832	Applied Industrial Technologies, Inc.	$3,577,246
Machinery — 3.3%
86,760	Regal Rexnord Corporation	14,764,817
Total Industrials		86,009,386
Materials — 11.5%
Chemicals — 9.4%
135,374	Ashland Global Holdings, Inc.	14,574,365
298,070	Corteva, Inc.	14,092,749
127,953	RPM International, Inc.	12,923,253
		41,590,367
Construction Materials — 2.1%
38,047	Carlisle Companies, Inc.	9,440,222
Total Materials		51,030,589
Real Estate — 3.9%
REIT — 3.9%
213,762	American Assets Trust, Inc.	8,022,488
209,496	Highwoods Properties, Inc.	9,341,427
Total Real Estate		17,363,915
Technology — 13.1%
Semiconductors — 2.8%
139,871	Microchip Technology, Inc.	12,177,169
Software — 7.3%
639,725	Clarivate PLC[1,2]	15,046,332
56,745	PTC, Inc.[1]	6,874,657
190,537	Tenable Holdings, Inc.[1]	10,492,872
		32,413,861
Technology Services — 3.0%
39,018	Morningstar, Inc.	13,343,766
Total Technology		57,934,796

Shares		Value
Utilities — 6.3%
Electric Utilities — 2.1%
129,375	Black Hills Corporation	$9,129,994
Gas & Water Utilities — 4.2%
69,905	Atmos Energy Corporation	7,323,947
414,816	Nisource, Inc.	11,453,069
		18,777,016
Total Utilities		27,907,010
TOTAL COMMON STOCK (Cost $272,196,223)		429,296,590

SHORT-TERM INVESTMENTS — 3.3%
7,363,837	BlackRock Liquidity Funds T-Fund, Institutional Series, 0.01%[3]	7,363,837
7,363,839	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	7,363,839
TOTAL SHORT-TERM INVESTMENTS (Cost $14,727,676)		14,727,676

TOTAL INVESTMENTS — 100.0% (Cost $286,923,899)		444,024,266
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%[4]		(133,303)
NET ASSETS — 100.0%		$443,890,963

See accompanying notes to financial statements.	CRM Funds
25

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2021 (Unaudited)

A Summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows (See Note 2 in Notes to Financial Statements):

Assets	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$429,296,590	$429,296,590	—	—
Short-Term Investments	14,727,676	14,727,676	—	—
Short-Term Investment Held As Collateral For Loaned Securities	—	—	—	—
Total	$444,024,266	$444,024,266	—	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2021.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2021.
[4]	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.	CRM Funds
26

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCK — 97.0%
Consumer Discretionary — 12.4%
Apparel & Textile Products — 2.3%
13,362	Steven Madden Ltd.	$620,932
Home Construction — 1.7%
5,879	Skyline Champion Corporation[1]	464,323
Leisure Facilities & Services — 2.8%
10,165	BJ’s Restaurants, Inc.[1]	351,201
2,530	Marriott Vacations Worldwide Corporation	427,519
		778,720
Wholesale - Discretionary — 5.6%
19,170	G-III Apparel Group Ltd.[1]	529,859
16,819	LKQ Corporation	1,009,645
		1,539,504
Total Consumer Discretionary		3,403,479
Consumer Staples — 2.8%
Food — 2.8%
11,898	Lamb Weston Holdings, Inc.	754,095
Energy — 2.4%
Oil & Gas Services & Equipment — 2.4%
32,217	ChampionX Corporation[1]	651,106
Financials — 21.4%
Asset Management — 2.7%
4,626	LPL Financial Holdings, Inc.	740,576
Banking — 9.7%
18,530	Hancock Whitney Corporation	926,871
14,280	Truist Financial Corporation	836,094
15,811	Webster Financial Corporation	882,886
		2,645,851

Shares		Value
Financials — (continued)
Institutional Financial Services — 3.4%
10,012	State Street Corporation	$931,116
Insurance — 5.6%
4,808	American Financial Group, Inc.	660,234
15,424	American International Group, Inc.	877,009
		1,537,243
Total Financials		5,854,786
Health Care — 11.9%
Biotech & Pharma — 2.5%
4,006	Johnson & Johnson	685,306
Health Care Facilities & Services — 2.0%
26,166	Ortho Clinical Diagnostics Holdings PLC[1,2]	559,691
Medical Equipment & Devices — 7.4%
13,749	Avantor, Inc.[1]	579,383
2,359	Danaher Corporation	776,134
14,595	Envista Holdings Corporation[1]	657,651
		2,013,168
Total Health Care		3,258,165
Industrials — 19.3%
Aerospace & Defense — 5.3%
20,664	Kaman Corporation	891,652
5,150	Woodward, Inc.	563,719
		1,455,371
Electrical Equipment — 2.3%
16,270	nVent Electric PLC[2]	618,260
Industrial Intermediate Products — 5.2%
39,744	Janus International Group, Inc.[1]	497,595
3,700	Valmont Industries, Inc.	926,850
		1,424,445

See accompanying notes to financial statements.	CRM Funds
27

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Industrials — (continued)
Machinery — 2.3%
3,718	Regal Rexnord Corporation	$632,729
Transportation & Logistics — 4.2%
19,269	Kirby Corporation[1]	1,144,964
Total Industrials		5,275,769
Materials — 5.1%
Chemicals — 5.1%
6,663	Ashland Global Holdings, Inc.	717,338
14,127	Corteva, Inc.	667,925
Total Materials		1,385,263
Real Estate — 2.6%
REIT — 2.6%
38,430	Xenia Hotels & Resorts, Inc.[1]	695,967
Technology — 16.7%
Semiconductors — 3.9%
6,411	Microchip Technology, Inc.	558,142
2,827	QUALCOMM, Inc.	516,973
		1,075,115
Software — 8.5%
34,194	Clarivate PLC[1,2]	804,244
1,044	Microsoft Corporation	351,118
4,120	PTC, Inc.[1]	499,138
12,407	Tenable Holdings, Inc.[1]	683,253
		2,337,753
Technology Hardware — 1.8%
29,804	DZS, Inc.[1]	483,421

Technology Services — 2.5%
764	MasterCard, Inc., Class A	274,520
63,390	Paya Holdings, Inc.[1]	401,893
		676,413
Total Technology		4,572,702

Shares		Value
Utilities — 2.4%
Electric Utilities — 2.4%
7,077	NextEra Energy, Inc.	$660,709
TOTAL COMMON STOCK (Cost $19,596,998)		26,512,041

SHORT-TERM INVESTMENTS — 3.0%
416,963	Blackrock Liquidity Funds T-Fund, Institutional Series, 0.01%[3]	416,963
416,964	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	416,964
TOTAL SHORT-TERM INVESTMENTS (Cost $833,927)		833,927

TOTAL INVESTMENTS — 100.0% (Cost $20,430,925)		27,345,968
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.00)%[4]		(6,106)
TOTAL NET ASSETS — 100.0%		$27,339,862

See accompanying notes to financial statements.	CRM Funds
28

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2021 (Unaudited)

Assets	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$26,512,041	$26,512,041	—	—
Short-Term Investments	833,927	833,927	—	—
Total	$27,345,968	$27,345,968	—	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2021.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2021.
[4]	Amount represents less than 0.005%.

See accompanying notes to financial statements.	CRM Funds
29

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS December 31, 2021 (Unaudited)

Shares		Value
COMMON STOCK — 87.2%
Communications — 4.9%
Entertainment Content — 2.5%
29,215	Walt Disney Company (The)[1]	$4,525,111
Internet Media & Services — 2.4%
1,863	Booking Holdings, Inc.[1]	4,469,765
Total Communications		8,994,876
Consumer Discretionary — 19.8%
Apparel & Textile Products — 3.0%
118,038	Steven Madden Ltd.	5,485,226
Automotive — 0.8%
38,185	Lucid Group, Inc.[1]	1,452,939
Home Construction — 2.5%
58,760	Skyline Champion Corporation[1]	4,640,865
Leisure Facilities & Services — 4.3%
115,125	BJ’s Restaurants, Inc.[1]	3,977,569
23,733	Marriott Vacations Worldwide Corporation	4,010,402
		7,987,971
Retail - Discretionary — 0.9%
3,243	RH1	1,738,053
Wholesale - Discretionary — 8.3%
221,775	G-III Apparel Group Ltd.[1]	6,129,861
152,028	LKQ Corporation	9,126,240
		15,256,101
Total Consumer Discretionary		36,561,155
Consumer Staples — 1.5%
Beverages — 1.5%
1,072,900	Becle SAB de CV	2,692,537
Energy — 2.5%
Renewable Energy — 2.5%
132,885	Sunrun, Inc.[1]	4,557,956

Shares		Value
Financials — 8.0%
Banking — 5.1%
101,900	Hancock Whitney Corporation	$5,097,038
75,722	Webster Financial Corporation	4,228,316
		9,325,354
Institutional Financial Services — 2.9%
57,767	State Street Corporation	5,372,331
Total Financials		14,697,685
Health Care — 8.9%
Medical Equipment & Devices — 8.9%
126,850	Avantor, Inc.[1]	5,345,459
11,822	Danaher Corporation	3,889,556
159,111	Envista Holdings Corporation[1]	7,169,543
Total Health Care		16,404,558
Industrials — 19.9%
Aerospace & Defense — 4.9%
120,825	Kaman Corporation	5,213,598
35,036	Woodward, Inc.	3,835,041
		9,048,639
Commercial Support Services — 3.3%
61,276	Clean Harbors, Inc.[1]	6,113,507
Electrical Equipment — 3.0%
208,969	Hayward Holdings, Inc.[1]	5,481,258
Industrial Intermediate Products — 5.5%
274,009	Janus International Group, Inc.[1]	3,430,593
26,972	Valmont Industries, Inc.	6,756,486
		10,187,079
Transportation & Logistics — 3.2%
98,272	Kirby Corporation[1]	5,839,322
Total Industrials		36,669,805

See accompanying notes to financial statements.	CRM Funds
30

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Materials — 1.5%
Chemicals — 1.5%
25,694	Ashland Global Holdings, Inc.	$2,766,216
Technology — 16.1%
Semiconductors — 2.7%
26,832	QUALCOMM, Inc.	4,906,768
Software — 11.3%
221,964	Clarivate PLC[1,2]	5,220,593
45,843	Jamf Holding Corporation[1]	1,742,492
14,189	Microsoft Corporation	4,772,044
165,824	Tenable Holdings, Inc.[1]	9,131,929
		20,867,058
Technology Services — 2.1%
5,140	MasterCard, Inc., Class A	1,846,905
318,902	Paya Holdings, Inc.[1]	2,021,838
		3,868,743
Total Technology		29,642,569
Utilities — 4.1%
Electric Utilities — 4.1%
81,545	NextEra Energy, Inc.	7,613,041
TOTAL COMMON STOCK (Cost $130,266,589)		160,600,398

SHORT-TERM INVESTMENTS — 11.7%
10,737,705	Blackrock Liquidity Funds T-Fund, Institutional Series, 0.01%[3]	10,737,705
10,737,706	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[3]	10,737,706
TOTAL SHORT-TERM INVESTMENTS (Cost $21,475,411)		21,475,411
TOTAL INVESTMENTS IN SECURITIES — 98.9% (Cost $151,742,000)		182,075,809

Shares		Value
COMMON STOCK SOLD SHORT — (35.9)%
Communications — (2.8)%
Advertising & Marketing — (0.9)%
(23,397)	Omnicom Group, Inc.	$(1,714,298)
Publishing & Broadcasting — (0.5)%
(118,673)	Pearson PLC[2]	(984,087)
Telecommunications — (1.4)%
(99,224)	AT&T, Inc.	(2,440,910)
Total Communications		(5,139,295)
Consumer Discretionary — (9.9)%
Apparel & Textile Products — (0.9)%
(42,808)	Tapestry, Inc.	(1,738,005)
Automotive — (0.7)%
(224,060)	Lordstown Motors Corporation	(773,007)
(48,540)	Sono Group NV	(467,440)
		(1,240,447)
Consumer Services — (4.8)%
(75,958)	Adtalem Global Education, Inc.	(2,245,318)
(20,572)	Grand Canyon Education, Inc.	(1,763,226)
(212,417)	Perdoceo Education Corporation	(2,498,025)
(40,286)	Strategic Education, Inc.	(2,330,142)
		(8,836,711)
E-Commerce Discretionary — (0.8)%
(128,621)	CarParts.com, Inc.	(1,440,555)
Leisure Facilities & Services — (0.4)%
(43,688)	Life Time Group Holdings, Inc.	(751,870)
Retail - Discretionary — (2.3)%
(35,073)	Kohl’s Corporation	(1,732,255)
(6,214)	Lululemon Athletica, Inc.	(2,432,470)
		(4,164,725)
Total Consumer Discretionary		(18,172,313)

See accompanying notes to financial statements.	CRM Funds
31

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Consumer Staples — (7.4)%
Beverages — (0.5)%
(1,526)	Coca-Cola Bottling Company Consolidated	$(944,884)
Food — (3.7)%
(60,459)	B&G Foods, Inc.	(1,857,905)
(18,767)	Beyond Meat, Inc.	(1,222,858)
(13,117)	JM Smucker Company (The)	(1,781,551)
(30,270)	Kellogg Company	(1,949,993)
		(6,812,307)
Retail - Consumer Staples — (3.2)%
(30,829)	Big Lots, Inc.	(1,388,846)
(24,469)	HelloFresh SE	(1,880,988)
(58,377)	Kroger Company (The)	(2,642,144)
		(5,911,978)
Total Consumer Staples		(13,669,169)
Financials — (2.1)%
Insurance — (0.9)%
(13,796)	Allstate Corporation	(1,623,099)
Specialty Finance — (1.2)%
(9,482)	Capital One Financial Corp.	(1,375,743)
(7,653)	Discover Financial Services	(884,381)
		(2,260,124)
Total Financials		(3,883,223)
Health Care — (0.8)%
Biotech & Pharma — (0.5)%
(11,245)	Twist Bioscience Corp.	(870,251)
Health Care Facilities & Services — (0.3)%
(65,360)	Ginkgo Bioworks Holdings Inc.	(543,142)
Total Health Care		(1,413,393)

Shares		Value
Industrials — (5.4)%
Electrical Equipment — (2.6)%
(6,380)	Acuity Brands, Inc.	$(1,350,774)
(31,535)	Blink Charging Company	(835,993)
(48,232)	Bloom Energy Corporation, Class A	(1,057,728)
(33,128)	Philips Lighting NV	(1,537,628)
		(4,782,123)
Engineering & Construction — (0.3)%
(18,627)	Frontdoor, Inc.	(682,680)
Industrial Intermediate Products — (0.3)%
(9,997)	Proto Labs, Inc.	(513,346)
Transportation Equipment — (2.2)%
(150,420)	Hyliion Holdings Corporation	(932,604)
(15,004)	Volvo AB, Class B	(347,738)
(29,875)	Wabtec Corporation	(2,751,786)
		(4,032,128)
Total Industrials		(10,010,277)
Real Estate — (1.0)%
Real Estate Services — (1.0)%
(112,990)	Realogy Holdings Corporation	(1,899,362)
Technology — (5.5)%
Software — (4.7)%
(14,615)	Guidewire Software, Inc.	(1,659,241)
(77,763)	Materialise NV - ADR[4]	(1,856,203)
(37,334)	Qualys, Inc.	(5,122,971)
		(8,638,415)
Technology Hardware — (0.8)%
(39,729)	3D Systems Corporation	(855,763)
(117,171)	Desktop Metal, Inc.	(579,996)
		(1,435,759)
Total Technology		(10,074,174)

See accompanying notes to financial statements.	CRM Funds
32

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Shares		Value
Utilities — (1.0)%
Electric Utilities — (1.0)%
(35,727)	Avangrid, Inc.	$(1,782,063)

TOTAL COMMON STOCK SOLD SHORT — (35.9)% (Proceeds $73,012,568)		(66,043,269)
OTHER ASSETS IN EXCESS OF LIABILITIES — 37.0%		68,077,040
TOTAL NET ASSETS — 100.0%		$184,109,580

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$160,600,398	$160,600,398	—	—
Short-Term Investments	21,475,411	21,475,411	—	—
Total Assets - Investments in Securities	$182,075,809	$182,075,809	—	—

Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	$1,778,241	—	$1,778,241	—
Total Assets - Other Financial Instruments	$183,854,050	$182,075,809	$1,778,241	—

Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(66,043,269)	$(66,043,269)	—	—
Total Liabilities - Investments in Securities	$(66,043,269)	$(66,043,269)	—	—

See accompanying notes to financial statements.	CRM Funds
33

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	$(1,485,521)	—	$(1,485,521)	—
Total Liabilities - Other Financial Instruments	$(67,528,790)	$(66,043,269)	$(1,485,521)	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at December 31, 2021.

[1]	Non-income producing security.
[2]	PLC - Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of December 31, 2021.
[4]	ADR - American Depositary Receipt.

See accompanying notes to financial statements.	CRM Funds
34

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2021:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/21/2022	$4,964,737	American International Group	$626,361	$—	$626,361
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/21/2022	6,259,068	Canadian National Railway Company	368,797	—	368,797
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/21/2022	5,247,705	ChampionX Corporation	(451,546)	—	(451,546)
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/21/2022	5,049,341	Eagle Materials, Inc.	776,595	—	776,595
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,718,833)	Morgan Stanley Custom Swap (MSCMS433) Index(3)	(42,255)	—	(42,255)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,776,506)	Morgan Stanley Custom Swap (MSCMS434) Index(3)	(105,524)	—	(105,524)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,835,453)	Morgan Stanley Custom Swap (MSCMS435) Index(3)	(24,177)	—	(24,177)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,836,394)	Morgan Stanley Custom Swap (MSCMS436) Index(3)	(69,300)	—	(69,300)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,827,303)	Morgan Stanley Custom Swap (MSCMS437) Index(3)	(59,457)	—	(59,457)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,823,470)	Morgan Stanley Custom Swap (MSCMS438) Index(3)	(83,373)	—	(83,373)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,811,739)	Morgan Stanley Custom Swap (MSCMS439) Index(3)	(53,646)	—	(53,646)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,772,731)	Morgan Stanley Custom Swap (MSCMS440) Index(3)	(81,073)	—	(81,073)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,797,751)	Morgan Stanley Custom Swap (MSCMS441) Index(3)	(68,095)	—	(68,095)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,823,034)	Morgan Stanley Custom Swap (MSCMS442) Index(3)	(51,421)	—	(51,421)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,778,056)	Morgan Stanley Custom Swap (MSCMS443) Index(3)	(82,558)	—	(82,558)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,763,717)	Morgan Stanley Custom Swap (MSCMS444) Index(3)	(85,462)	—	(85,462)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,762,271)	Morgan Stanley Custom Swap (MSCMS445) Index(3)	(82,252)	—	(82,252)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,802,648)	Morgan Stanley Custom Swap (MSCMS446) Index(3)	(64,196)	—	(64,196)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,820,032)	Morgan Stanley Custom Swap (MSCMS447) Index(3)	(40,977)	—	(40,977)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,826,168)	Morgan Stanley Custom Swap (MSCMS448) Index(3)	(14,597)	—	(14,597)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,833,998)	Morgan Stanley Custom Swap (MSCMS449) Index(3)	(8,312)	—	(8,312)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,820,355)	Morgan Stanley Custom Swap (MSCMS450) Index(3)	(17,300)	—	(17,300)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,825,500)	Morgan Stanley Custom Swap (MSCMS451) Index(3)	3,919	—	3,919
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/28/2022	(1,811,896)	Morgan Stanley Custom Swap (MSCMS452) Index(3)	2,569	—	2,569
				Total Unrealized Appreciation			$1,778,241
				Total Unrealized (Depreciation)			$(1,485,521)
				Total	$292,720	$—	$292,720

See accompanying notes to financial statements.	CRM Funds
35

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2021 (continued):

(1)	Paid monthly.
(2)

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed -upon floating rate financing rate.

(3)	See the tables below for the swap constituents.

See accompanying notes to financial statements.	CRM Funds
36

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS433) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Arista Networks	1,443	$207,381	11.78%
Micron Technology, Inc.	2,146	199,888	11.35%
Roku, Inc.	846	193,025	10.96%
LyondellBasell Industries N.V. - Class A	2,078	191,670	10.88%
Sherwin-Williams Company (The)	524	184,390	10.47%
Fidelity National Information Services, Inc.	1,682	183,603	10.43%
Zscaler, Inc.	536	172,150	9.78%
Albemarle Corporation	680	159,057	9.03%
Generac Holdings, Inc.	438	153,985	8.74%
DocuSign, Inc.	761	115,851	6.58%
		$1,761,000	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS434) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Arista Networks	297	$42,698	2.27%
CVS Health Corporation	396	40,869	2.17%
Cognizant Technology Solutions Corporation	458	40,676	2.16%
Cisco Systems, Inc.	640	40,571	2.16%
Waters Corporation	109	40,482	2.15%
HCA Healthcare, Inc.	157	40,208	2.14%
Amgen, Inc.	178	40,007	2.13%
Mettler-Toledo International, Inc.	24	39,947	2.12%
Steris Corporation	164	39,909	2.12%
Humana, Inc.	85	39,599	2.10%
Duke Realty Corporation	603	39,595	2.10%
Apple, Inc.	222	39,499	2.10%
Motorola Solutions, Inc.	145	39,440	2.10%
Pfizer, Inc.	663	39,171	2.08%
Allstate Corporation (The)	332	39,101	2.08%
Ford Motor Company	1,881	39,066	2.08%
West Company, Inc.	83	38,892	2.07%
McDonald’s Corporation	144	38,706	2.06%

See accompanying notes to financial statements.	CRM Funds
37

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Automatic Data Processing, Inc.	157	$38,614	2.05%
Agilent Technologies, Inc.	241	38,488	2.04%
CDW Corporation	188	38,462	2.04%
United Parcel Service - Class B	179	38,441	2.04%
Canadian Imperial Bank of Commerce	330	38,437	2.04%
J.B. Hunt Transport Services, Inc.	188	38,381	2.04%
Fastenal Company	599	38,353	2.04%
Realty Income Corporation	535	38,323	2.04%
Dollar General Corporation	162	38,243	2.03%
Align Technology, Inc.	58	38,174	2.03%
Fidelity National Information Services, Inc.	348	38,039	2.02%
W. W. Grainger, Inc.	73	37,963	2.02%
Magna International	467	37,813	2.01%
AT&T, Inc.	1,535	37,749	2.01%
Tractor Supply Company	158	37,680	2.00%
Caterpillar, Inc.	182	37,627	2.00%
Ansys, Inc.	93	37,470	1.99%
Eaton Corporation PLC	216	37,380	1.99%
Cintas Corporation	84	37,340	1.98%
Stanley Black & Decker, Inc.	198	37,297	1.98%
Fiserv, Inc.	358	37,178	1.97%
PACCAR, Inc.	420	37,088	1.97%
Emerson Electric Company	399	37,073	1.97%
3M Company (The)	209	37,051	1.97%
Zscaler, Inc.	115	36,917	1.96%
Fox Corporation - Class A	999	36,859	1.96%
NetApp, Inc.	400	36,776	1.95%
Moody’s Corporation	94	36,543	1.94%
Rockwell Automation, Inc.	104	36,352	1.93%
Cummins, Inc.	166	36,184	1.92%
General Motors Company	603	35,349	1.88%
		$1,882,080	100.00%

See accompanying notes to financial statements.	CRM Funds
38

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS435) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Arista Networks	1,237	$177,890	9.57%
Micron Technology, Inc.	1,826	170,078	9.14%
Roku, Inc.	716	163,464	8.79%
O’Reilly Automotive, Inc.	228	160,738	8.64%
DocuSign, Inc.	1,046	159,362	8.57%
Restaurant Brands International, Inc.	2,616	158,757	8.54%
Home Depot, Inc. (The)	362	150,292	8.08%
Best Buy Company, Inc.	1,438	146,140	7.86%
VF Corporation	1,993	145,918	7.85%
Generac Holdings, Inc.	411	144,482	7.77%
Target Corporation	620	143,398	7.71%
Lululemon Athletica, Inc.	355	139,136	7.48%
		$1,859,655	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS436) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Hormel Foods Corporation	719	$35,115	1.84%
Church & Dwight Company, Inc.	328	33,665	1.77%
McCormick & Company, Inc.	348	33,576	1.76%
Cisco Systems, Inc.	526	33,305	1.75%
West Company, Inc.	71	33,297	1.75%
Cognizant Technology Solutions Corporation	375	33,250	1.74%
Mettler-Toledo International, Inc.	19	33,079	1.74%
Waters Corporation	89	33,053	1.73%
Zscaler, Inc.	103	32,941	1.73%
Sysco Corporation	419	32,882	1.73%
HCA Healthcare, Inc.	128	32,869	1.72%
Constellation Brands, Inc.	131	32,763	1.72%
Humana, Inc.	70	32,700	1.72%
Duke Realty Corporation	497	32,633	1.71%
Allstate Corporation (The)	277	32,577	1.71%

See accompanying notes to financial statements.	CRM Funds
39

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Steris Corporation	134	$32,542	1.71%
AT&T, Inc.	1,323	32,535	1.71%
Motorola Solutions, Inc.	120	32,528	1.71%
Altria Group, Inc.	686	32,515	1.71%
Amgen, Inc.	144	32,497	1.71%
Hershey Company (The)	168	32,449	1.70%
Clorox Company (The)	185	32,206	1.69%
Philip Morris International, Inc.	338	32,075	1.68%
Automatic Data Processing, Inc.	130	32,011	1.68%
Estee Lauder Companies, Inc. (The)	86	31,954	1.68%
Realty Income Corporation	446	31,953	1.68%
PepsiCo, Inc.	184	31,899	1.67%
United Parcel Service - Class B	149	31,855	1.67%
General Mills, Inc.	473	31,853	1.67%
J.B. Hunt Transport Services, Inc.	156	31,806	1.67%
Ford Motor Company	1,529	31,764	1.67%
International Flavors & Fragrances, Inc.	210	31,690	1.66%
Agilent Technologies, Inc.	198	31,686	1.66%
Canadian Imperial Bank of Commerce	272	31,686	1.66%
Apple, Inc.	178	31,664	1.66%
Duke Energy Corporation	302	31,650	1.66%
CDW Corporation	154	31,537	1.66%
Kellogg Company	484	31,173	1.64%
W. W. Grainger, Inc.	60	31,158	1.64%
Fidelity National Information Services, Inc.	285	31,153	1.63%
Ecolab, Inc.	132	31,032	1.63%
NetApp, Inc.	337	30,969	1.63%
Stanley Black & Decker, Inc.	164	30,947	1.62%
Fastenal Company	483	30,935	1.62%
Eaton Corporation PLC	179	30,924	1.62%
Caterpillar, Inc.	149	30,861	1.62%
Emerson Electric Company	331	30,770	1.61%
PACCAR, Inc.	348	30,751	1.61%
Fiserv, Inc.	296	30,720	1.61%
3M Company (The)	173	30,712	1.61%
Kroger Company (The)	677	30,654	1.61%
Magna International	377	30,529	1.60%
Rockwell Automation, Inc.	87	30,359	1.59%
Ansys, Inc.	76	30,337	1.59%
Cintas Corporation	68	30,330	1.59%
Cummins, Inc.	139	30,299	1.59%
Align Technology, Inc.	46	30,088	1.58%
Generac Holdings, Inc.	85	29,971	1.57%

See accompanying notes to financial statements.	CRM Funds
40

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Moody’s Corporation	77	$29,926	1.57%
General Motors Company	496	29,086	1.53%
		$1,905,744	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS437) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Hormel Foods Corporation	563	$27,504	1.46%
Cisco Systems, Inc.	423	26,797	1.42%
CVS Health Corporation	259	26,717	1.42%
Cognizant Technology Solutions Corporation	297	26,338	1.40%
McCormick & Company, Inc.	272	26,277	1.39%
Allstate Corporation (The)	221	26,021	1.38%
Church & Dwight Company, Inc.	254	26,015	1.38%
West Company, Inc.	55	25,967	1.38%
Walgreens Boots Alliance, Inc.	497	25,931	1.37%
Waters Corporation	70	25,924	1.37%
Motorola Solutions, Inc.	95	25,824	1.37%
Costco Wholesale Corporation	45	25,822	1.37%
Mettler-Toledo International, Inc.	15	25,800	1.37%
Constellation Brands, Inc.	103	25,786	1.37%
Sysco Corporation	328	25,768	1.37%
HCA Healthcare, Inc.	100	25,757	1.36%
Dollar General Corporation	109	25,682	1.36%
Altria Group, Inc.	542	25,666	1.36%
Duke Realty Corporation	390	25,602	1.36%
AT&T, Inc.	1,041	25,600	1.36%
Philip Morris International, Inc.	268	25,483	1.35%
Hershey Company (The)	132	25,461	1.35%
Steris Corporation	105	25,452	1.35%
Humana, Inc.	55	25,419	1.35%
Amgen, Inc.	113	25,404	1.35%
Automatic Data Processing, Inc.	103	25,376	1.34%
General Mills, Inc.	376	25,302	1.34%
Ford Motor Company	1,217	25,280	1.34%
United Parcel Service - Class B	118	25,245	1.34%
O’Reilly Automotive, Inc.	36	25,238	1.34%

See accompanying notes to financial statements.	CRM Funds
41

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
PepsiCo, Inc.	145	$25,153	1.33%
Duke Energy Corporation	239	25,080	1.33%
Realty Income Corporation	350	25,071	1.33%
Estee Lauder Companies, Inc. (The)	68	25,063	1.33%
Clorox Company (The)	144	25,057	1.33%
J.B. Hunt Transport Services, Inc.	123	25,057	1.33%
Kellogg Company	389	25,045	1.33%
Canadian Imperial Bank of Commerce	214	25,002	1.32%
McDonald’s Corporation	93	24,900	1.32%
Zscaler, Inc.	77	24,848	1.32%
CDW Corporation	121	24,835	1.32%
W. W. Grainger, Inc.	48	24,710	1.31%
NetApp, Inc.	268	24,697	1.31%
Agilent Technologies, Inc.	154	24,627	1.30%
LyondellBasell Industries N.V. - Class A	266	24,573	1.30%
Fastenal Company	384	24,568	1.30%
Eaton Corporation PLC	142	24,523	1.30%
International Flavors & Fragrances, Inc.	163	24,517	1.30%
Tractor Supply Company	103	24,462	1.30%
Apple, Inc.	138	24,455	1.30%
Restaurant Brands International, Inc.	402	24,418	1.29%
Caterpillar, Inc.	118	24,413	1.29%
Ecolab, Inc.	104	24,350	1.29%
3M Company (The)	137	24,330	1.29%
Fidelity National Information Services, Inc.	223	24,294	1.29%
Starbucks Corporation	207	24,261	1.29%
Emerson Electric Company	261	24,240	1.28%
Magna International	299	24,214	1.28%
Fox Corporation - Class A	656	24,210	1.28%
Rockwell Automation, Inc.	69	24,140	1.28%
Ulta Beauty, Inc.	59	24,126	1.28%
Fiserv, Inc.	232	24,075	1.28%
PACCAR, Inc.	271	23,936	1.27%
Ansys, Inc.	60	23,904	1.27%
Cummins, Inc.	109	23,820	1.26%
Cintas Corporation	53	23,694	1.26%
Stanley Black & Decker, Inc.	125	23,660	1.25%
Moody’s Corporation	61	23,659	1.25%
Align Technology, Inc.	36	23,468	1.24%
Target Corporation	101	23,291	1.23%
General Motors Company	397	23,259	1.23%
Generac Holdings, Inc.	66	23,060	1.22%
Best Buy Company, Inc.	225	22,910	1.21%

See accompanying notes to financial statements.	CRM Funds
42

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
VF Corporation	313	$22,892	1.21%
Lululemon Athletica, Inc.	57	22,156	1.17%
Albemarle Corporation	91	21,299	1.13%
		$1,886,780	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS438) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Arista Networks	2,022	$290,718	15.25%
Micron Technology, Inc.	3,064	285,384	14.97%
Zscaler, Inc.	859	275,904	14.47%
Fidelity National Information Services, Inc.	2,478	270,510	14.19%
Sherwin-Williams Company (The)	757	266,473	13.97%
DocuSign, Inc.	1,742	265,321	13.91%
Roku, Inc.	1,107	252,574	13.24%
		$1,906,884	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS439) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Pfizer, Inc.	592	$34,982	1.87%
Waters Corporation	92	34,169	1.83%
Allstate Corporation (The)	289	34,055	1.83%
West Company, Inc.	72	33,980	1.82%
Cognizant Technology Solutions Corporation	381	33,788	1.81%
AT&T, Inc.	1,369	33,677	1.81%
Church & Dwight Company, Inc.	327	33,506	1.80%
Cisco Systems, Inc.	528	33,441	1.79%
Realty Income Corporation	467	33,439	1.79%
Mettler-Toledo International, Inc.	20	33,410	1.79%
McCormick & Company, Inc.	345	33,375	1.79%
Amgen, Inc.	148	33,355	1.79%

See accompanying notes to financial statements.	CRM Funds
43

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Constellation Brands, Inc.	133	$33,347	1.79%
Sysco Corporation	424	33,338	1.79%
Hormel Foods Corporation	680	33,177	1.78%
Steris Corporation	136	33,121	1.78%
HCA Healthcare, Inc.	128	32,984	1.77%
Zscaler, Inc.	102	32,860	1.76%
CDW Corporation	160	32,857	1.76%
Fidelity National Information Services, Inc.	299	32,659	1.75%
Canadian Imperial Bank of Commerce	280	32,642	1.75%
Automatic Data Processing, Inc.	132	32,568	1.75%
General Mills, Inc.	483	32,532	1.74%
Hershey Company (The)	168	32,434	1.74%
Clorox Company (The)	186	32,349	1.73%
Duke Energy Corporation	308	32,311	1.73%
NetApp, Inc.	350	32,202	1.73%
J.B. Hunt Transport Services, Inc.	157	32,187	1.73%
Kellogg Company	499	32,166	1.72%
PepsiCo, Inc.	185	32,144	1.72%
LyondellBasell Industries N.V. - Class A	348	32,074	1.72%
Motorola Solutions, Inc.	118	32,067	1.72%
United Parcel Service - Class B	150	32,049	1.72%
Estee Lauder Companies, Inc. (The)	87	32,029	1.72%
International Flavors & Fragrances, Inc.	213	32,017	1.72%
Agilent Technologies, Inc.	200	31,946	1.71%
Caterpillar, Inc.	154	31,771	1.70%
Eaton Corporation PLC	183	31,700	1.70%
Magna International	392	31,698	1.70%
Ecolab, Inc.	135	31,615	1.69%
W. W. Grainger, Inc.	61	31,545	1.69%
Ansys, Inc.	78	31,477	1.69%
Fiserv, Inc.	303	31,449	1.69%
Humana, Inc.	68	31,448	1.69%
Emerson Electric Company	338	31,396	1.68%
3M Company (The)	177	31,361	1.68%
Cummins, Inc.	143	31,273	1.68%
Fastenal Company	488	31,248	1.67%
Rockwell Automation, Inc.	89	31,108	1.67%
PACCAR, Inc.	351	30,959	1.66%
Apple, Inc.	174	30,940	1.66%
Align Technology, Inc.	47	30,755	1.65%
Moody’s Corporation	79	30,704	1.65%
Stanley Black & Decker, Inc.	161	30,313	1.62%
Ford Motor Company	1,458	30,276	1.62%

See accompanying notes to financial statements.	CRM Funds
44

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Cintas Corporation	68	$30,225	1.62%
General Motors Company	495	29,002	1.55%
Albemarle Corporation	119	27,806	1.49%
		$1,865,306	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS440) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Micron Technology, Inc.	1,014	$94,499	5.10%
DocuSign, Inc.	612	93,249	5.03%
Arista Networks	647	93,062	5.02%
Mettler-Toledo International, Inc.	54	91,330	4.93%
O’Reilly Automotive, Inc.	127	89,962	4.85%
Fidelity National Information Services, Inc.	817	89,166	4.81%
Zscaler, Inc.	277	89,119	4.81%
United Parcel Service - Class B	415	88,902	4.79%
Restaurant Brands International, Inc.	1,463	88,745	4.79%
Roku, Inc.	386	87,993	4.75%
Caterpillar, Inc.	425	87,906	4.74%
Home Depot, Inc. (The)	211	87,634	4.73%
Generac Holdings, Inc.	248	87,166	4.70%
J.B. Hunt Transport Services, Inc.	426	87,106	4.70%
Sherwin-Williams Company (The)	247	87,095	4.70%
Best Buy Company, Inc.	854	86,732	4.68%
Starbucks Corporation	740	86,615	4.67%
Emerson Electric Company	927	86,165	4.65%
Target Corporation	365	84,574	4.56%
VF Corporation	1,144	83,775	4.52%
Lululemon Athletica, Inc.	212	82,964	4.47%
		$1,853,759	100.00%

See accompanying notes to financial statements.	CRM Funds
45

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS441) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Zscaler, Inc.	317	$101,991	5.47%
Mettler-Toledo International, Inc.	58	99,275	5.32%
Arista Networks	688	98,943	5.30%
O’Reilly Automotive, Inc.	135	95,507	5.12%
United Parcel Service - Class B	443	94,945	5.09%
Restaurant Brands International, Inc.	1,564	94,895	5.09%
Costco Wholesale Corporation	165	93,950	5.03%
J.B. Hunt Transport Services, Inc.	459	93,831	5.03%
Home Depot, Inc. (The)	224	93,124	4.99%
Generac Holdings, Inc.	264	93,058	4.99%
Sherwin-Williams Company (The)	263	92,725	4.97%
Caterpillar, Inc.	448	92,533	4.96%
Fidelity National Information Services, Inc.	845	92,210	4.94%
Starbucks Corporation	787	92,028	4.93%
Emerson Electric Company	988	91,850	4.92%
Best Buy Company, Inc.	890	90,455	4.85%
VF Corporation	1,227	89,821	4.81%
Lululemon Athletica, Inc.	228	89,419	4.79%
Target Corporation	384	88,777	4.76%
Albemarle Corporation	370	86,526	4.64%
		$1,865,863	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS442) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Roku, Inc.	986	$225,034	12.00%
Micron Technology, Inc.	2,348	218,696	11.67%
Mettler-Toledo International, Inc.	128	217,822	11.62%
LyondellBasell Industries N.V. - Class A	2,311	213,103	11.37%
Sherwin-Williams Company (The)	582	204,905	10.93%
DocuSign, Inc.	1,331	202,762	10.82%
Generac Holdings, Inc.	566	199,047	10.62%

See accompanying notes to financial statements.	CRM Funds
46

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Kroger Company (The)	4,351	$196,934	10.51%
Albemarle Corporation	839	196,062	10.46%
		$1,874,365	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS443) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Micron Technology, Inc.	2,409	$224,423	12.06%
Arista Networks	1,531	220,057	11.83%
Magna International	2,568	207,877	11.17%
LyondellBasell Industries N.V. - Class A	2,236	206,197	11.08%
DocuSign, Inc.	1,328	202,277	10.87%
Albemarle Corporation	863	201,681	10.84%
Sherwin-Williams Company (The)	572	201,459	10.83%
Generac Holdings, Inc.	569	200,292	10.76%
Kroger Company (The)	4,339	196,402	10.56%
		$1,860,665	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS444) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
J.B. Hunt Transport Services, Inc.	935	$191,100	10.33%
General Motors Company	3,256	190,898	10.32%
LyondellBasell Industries N.V. - Class A	2,046	188,748	10.21%
Magna International	2,324	188,082	10.17%
Stanley Black & Decker, Inc.	978	184,410	9.97%
Caterpillar, Inc.	892	184,389	9.97%
Emerson Electric Company	1,980	184,115	9.96%
Albemarle Corporation	781	182,647	9.88%
Kroger Company (The)	4,010	181,485	9.82%
Roku, Inc.	760	173,326	9.37%
		$1,849,200	100.00%

See accompanying notes to financial statements.	CRM Funds
47

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS445) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
VF Corporation	3,675	$269,066	14.59%
Arista Networks	1,863	267,761	14.52%
Best Buy Company, Inc.	2,613	265,446	14.39%
Restaurant Brands International, Inc.	4,366	264,927	14.36%
Lululemon Athletica, Inc.	675	264,313	14.33%
Target Corporation	1,142	264,198	14.32%
Kroger Company (The)	5,498	248,840	13.49%
		$1,844,551	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS446) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Mettler-Toledo International, Inc.	22	$38,180	2.04%
General Motors Company	645	37,831	2.03%
Waters Corporation	101	37,698	2.02%
Dollar General Corporation	159	37,603	2.01%
Automatic Data Processing, Inc.	152	37,583	2.01%
CDW Corporation	183	37,453	2.01%
Ford Motor Company	1,803	37,444	2.01%
PACCAR, Inc.	424	37,422	2.00%
West Company, Inc.	80	37,301	2.00%
Steris Corporation	153	37,218	1.99%
Stanley Black & Decker, Inc.	197	37,203	1.99%
J.B. Hunt Transport Services, Inc.	181	37,067	1.99%
O’Reilly Automotive, Inc.	52	37,004	1.98%
Magna International	457	36,970	1.98%
Align Technology, Inc.	56	36,953	1.98%
Walgreens Boots Alliance, Inc.	708	36,910	1.98%
W. W. Grainger, Inc.	71	36,879	1.98%
Caterpillar, Inc.	178	36,856	1.97%
Church & Dwight Company, Inc.	359	36,826	1.97%
Cognizant Technology Solutions Corporation	415	36,814	1.97%

See accompanying notes to financial statements.	CRM Funds
48

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
Fastenal Company	574	$36,771	1.97%
HCA Healthcare, Inc.	143	36,768	1.97%
Constellation Brands, Inc.	146	36,767	1.97%
McCormick & Company, Inc.	380	36,717	1.97%
Motorola Solutions, Inc.	135	36,716	1.97%
Cisco Systems, Inc.	579	36,708	1.97%
Allstate Corporation (The)	312	36,704	1.97%
Agilent Technologies, Inc.	230	36,660	1.96%
United Parcel Service - Class B	171	36,589	1.96%
Eaton Corporation PLC	211	36,533	1.96%
Humana, Inc.	79	36,430	1.95%
Canadian Imperial Bank of Commerce	312	36,418	1.95%
Cummins, Inc.	167	36,418	1.95%
PepsiCo, Inc.	209	36,355	1.95%
Micron Technology, Inc.	390	36,316	1.94%
3M Company (The)	204	36,316	1.94%
Rockwell Automation, Inc.	104	36,304	1.94%
Apple, Inc.	204	36,289	1.94%
CVS Health Corporation	351	36,184	1.94%
NetApp, Inc.	393	36,175	1.94%
Emerson Electric Company	388	36,106	1.93%
Amgen, Inc.	160	36,001	1.93%
Duke Energy Corporation	343	35,998	1.93%
Cintas Corporation	81	35,869	1.92%
Ansys, Inc.	89	35,768	1.92%
Zscaler, Inc.	111	35,564	1.91%
AT&T, Inc.	1,445	35,541	1.90%
Pfizer, Inc.	600	35,413	1.90%
Moody’s Corporation	90	35,290	1.89%
Fidelity National Information Services, Inc.	322	35,112	1.88%
Fiserv, Inc.	336	34,859	1.87%
		$1,866,874	100.00%

See accompanying notes to financial statements.	CRM Funds
49

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS447) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
LyondellBasell Industries N.V. - Class A	2,957	$272,735	14.66%
General Motors Company	4,641	272,121	14.62%
Magna International	3,328	269,371	14.47%
Ford Motor Company	12,924	268,428	14.42%
Generac Holdings, Inc.	740	260,367	13.99%
Zscaler, Inc.	808	259,736	13.96%
Fidelity National Information Services, Inc.	2,366	258,275	13.88%
		$1,861,033	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS448) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Sherwin-Williams Company (The)	675	$237,610	12.91%
General Motors Company	4,012	235,213	12.78%
Ford Motor Company	11,275	234,175	12.72%
Arista Networks	1,610	231,371	12.57%
Fidelity National Information Services, Inc.	2,094	228,522	12.41%
Zscaler, Inc.	707	227,132	12.34%
Micron Technology, Inc.	2,418	225,242	12.24%
DocuSign, Inc.	1,454	221,478	12.03%
		$1,840,743	100.00%

See accompanying notes to financial statements.	CRM Funds
50

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS449) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
VF Corporation	2,152	$157,563	8.55%
Best Buy Company, Inc.	1,544	156,849	8.51%
General Motors Company	2,663	156,154	8.48%
Domino’s Pizza, Inc.	275	154,913	8.41%
Magna International	1,907	154,370	8.38%
Fidelity National Information Services, Inc.	1,411	153,960	8.36%
Albemarle Corporation	656	153,398	8.33%
Roku, Inc.	671	153,139	8.31%
Ford Motor Company	7,354	152,738	8.29%
Micron Technology, Inc.	1,620	150,885	8.19%
Lululemon Athletica, Inc.	382	149,409	8.11%
DocuSign, Inc.	977	148,844	8.08%
		$1,842,222	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS450) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Target Corporation	1,622	$375,494	20.43%
VF Corporation	5,089	372,636	20.28%
Best Buy Company, Inc.	3,667	372,527	20.27%
Roku, Inc.	1,577	359,978	19.59%
Lululemon Athletica, Inc.	912	357,038	19.43%
		$1,837,673	100.00%

See accompanying notes to financial statements.	CRM Funds
51

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) December 31, 2021 (Unaudited)

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS451) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Clorox Company (The)	209	$36,397	2.00%
Church & Dwight Company, Inc.	354	36,313	1.99%
Magna International	448	36,249	1.99%
Kroger Company (The)	800	36,215	1.99%
McCormick & Company, Inc.	374	36,145	1.98%
Canadian Imperial Bank of Commerce	310	36,103	1.98%
Hershey Company (The)	187	36,082	1.98%
Stanley Black & Decker, Inc.	191	36,044	1.98%
PACCAR, Inc.	408	36,032	1.98%
Eaton Corporation PLC	208	36,006	1.98%
Align Technology, Inc.	55	35,985	1.98%
Hormel Foods Corporation	737	35,981	1.98%
General Mills, Inc.	534	35,967	1.97%
Waters Corporation	96	35,946	1.97%
Constellation Brands, Inc.	143	35,945	1.97%
Steris Corporation	148	35,935	1.97%
PepsiCo, Inc.	207	35,928	1.97%
West Company, Inc.	76	35,852	1.97%
Duke Energy Corporation	341	35,822	1.97%
Estee Lauder Companies, Inc. (The)	97	35,786	1.96%
Emerson Electric Company	385	35,782	1.96%
Rockwell Automation, Inc.	102	35,753	1.96%
Fidelity National Information Services, Inc.	327	35,742	1.96%
United Parcel Service - Class B	167	35,731	1.96%
AT&T, Inc.	1,452	35,716	1.96%
Allstate Corporation (The)	303	35,683	1.96%
Cummins, Inc.	164	35,680	1.96%
Mettler-Toledo International, Inc.	21	35,674	1.96%
Caterpillar, Inc.	173	35,673	1.96%
Motorola Solutions, Inc.	131	35,639	1.96%
Cintas Corporation	80	35,632	1.96%
3M Company (The)	201	35,618	1.96%
Ecolab, Inc.	152	35,615	1.96%
Fiserv, Inc.	343	35,610	1.96%
Fastenal Company	555	35,575	1.95%
Zscaler, Inc.	111	35,570	1.95%
Automatic Data Processing, Inc.	144	35,568	1.95%

See accompanying notes to financial statements.	CRM Funds
52

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Concluded) December 31, 2021 (Unaudited)

Reference Entity	Shares	Market Value	% of Total Index Value
HCA Healthcare, Inc.	138	$35,557	1.95%
Agilent Technologies, Inc.	223	35,552	1.95%
J.B. Hunt Transport Services, Inc.	174	35,540	1.95%
Cisco Systems, Inc.	559	35,444	1.95%
Cognizant Technology Solutions Corporation	399	35,427	1.94%
CDW Corporation	173	35,420	1.94%
Apple, Inc.	199	35,414	1.94%
Humana, Inc.	76	35,381	1.94%
NetApp, Inc.	384	35,318	1.94%
W. W. Grainger, Inc.	68	35,288	1.94%
Western Digital Corporation	541	35,277	1.94%
Ansys, Inc.	88	35,252	1.94%
Moody’s Corporation	90	35,102	1.93%
Micron Technology, Inc.	372	34,651	1.90%
		$1,821,617	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS452) Index total return swap with Morgan Stanley Bank as of December 31, 2021, termination date 7/28/22:

Reference Entity	Shares	Market Value	% of Total Index Value
Ford Motor Company	9,855	$204,678	11.31%
Sherwin-Williams Company (The)	576	202,759	11.21%
Arista Networks	1,409	202,568	11.20%
Kroger Company (The)	4,469	202,258	11.18%
LyondellBasell Industries N.V. - Class A	2,188	201,832	11.15%
Albemarle Corporation	861	201,223	11.12%
Generac Holdings, Inc.	572	201,128	11.12%
DocuSign, Inc.	1,300	198,017	10.94%
Roku, Inc.	854	194,890	10.77%
		$1,809,353	100.00%

See accompanying notes to financial statements.	CRM Funds
53

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2021 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$247,411,794	$116,101,249	$286,923,899
Net unrealized appreciation	71,012,703	57,638,554	157,100,367
Total investments in securities, at value[1]	318,424,497	173,739,803	444,024,266
Receivable for securities sold	281,254	—	—
Dividends and interest receivable	201,680	99,774	233,369
Receivable for fund shares sold	17,873	228,005	111,247
Receivable for securities lending income	—	10	64
Other assets	50,325	44,540	61,879
Total Assets	318,975,629	174,112,132	444,430,825

LIABILITIES:
Obligation to return securities lending collateral	—	122,208	—
Payable for fund shares redeemed	126,003	49,741	65,188
Accrued advisory fee	199,757	115,979	271,621
Trustees fees payable	5,823	2,024	7,699
Audit and tax fees	12,001	9,324	14,460
Other accrued expenses	101,057	86,020	180,894
Total Liabilities	444,641	385,296	539,862
NET ASSETS	$318,530,988	$173,726,836	$443,890,963
COMPONENTS OF NET ASSETS
Paid in capital	$252,919,593	$76,330,452	$284,854,622
Total distributable earnings	65,611,395	97,396,384	159,036,341
NET ASSETS	$318,530,988	$173,726,836	$443,890,963
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$35,076,833	$36,950,981	$187,958,915
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,302,903	3,153,239	7,566,234
Net asset value, offering and redemption price per share	$15.23	$11.72	$24.84
INSISTUTIONAL CLASS SHARES
Net assets	$283,454,155	$136,775,855	$255,932,048
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	15,421,852	11,186,831	9,766,227
Net asset value, offering and redemption price per share	$18.38	$12.23	$26.21

[1] Includes securities loaned of:	$—	$123,281	$—

See accompanying notes to financial statements.	CRM Funds
54

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2021 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$20,430,925	$151,742,000
Net unrealized appreciation	6,915,043	30,333,809
Total investments in securities, at value	27,345,968	182,075,809
Cash pledged with broker for securities sold short	—	65,609,932
Foreign currencies held with broker for securities sold short (cost $0 and $3,228,662, respectively)	—	3,187,302
Receivable for securities sold	—	793,340
Dividends and interest receivable	14,825	149,546
Receivable for fund shares sold	—	527,992
Unrealized appreciation on swap agreements	—	1,778,241
Other assets	23,404	31,504
Total Assets	27,384,197	254,153,666

LIABILITIES:
Cash received from broker for swap agreements	—	270,355
Securities sold short, at value (proceeds $0 and $73,012,568, respectively)	—	66,043,269
Unrealized depreciation on swap agreements	—	1,485,521
Payable for dividends on securities sold short	—	69,812
Payable for securities purchased	—	1,628,577
Payable for fund shares redeemed	9,316	47,745
Interest payable	—	234,292
Accrued advisory fee	15,805	209,384
Trustees fees payable	479	2,434
Audit and tax fees	4,965	8,634
Other accrued expenses	13,770	44,063
Total Liabilities	44,335	70,044,086
NET ASSETS	$27,339,862	$184,109,580
COMPONENTS OF NET ASSETS
Paid in capital	$19,847,184	$163,690,751
Total distributable earnings	7,492,678	20,418,829
NET ASSETS	$27,339,862	$184,109,580
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$9,155,944
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	1,212,337
Net asset value, offering and redemption price per share	$7.55
INSTITUTIONAL CLASS SHARES
Net assets	$18,183,918	$184,109,580
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,331,928	15,218,058
Net asset value, offering and redemption price per share	$7.80	$12.10

See accompanying notes to financial statements.	CRM Funds
55

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME:
Dividends and interest	$1,860,015	$2,131,752	$4,842,517
Securities lending income	2,739	3,919	6,553
Foreign tax withheld	(11,726)	—	—
Total investment income	1,851,028	2,135,671	4,849,070

EXPENSES:
Investment advisory fees	1,218,751	783,320	1,614,591
Sub-Transfer agent fees - Institutional Shares	34,276	62,255	84,476
Shareholder Services - Investor Shares	45,574	43,292	230,255
Administration and accounting fees	53,794	35,001	71,259
Transfer agent fees	26,553	18,594	34,738
Trustee fees and expenses	26,995	17,696	35,406
Registration fees	24,945	25,922	25,239
Insurance fees	19,849	16,948	28,408
Legal fees	14,658	9,374	19,252
Audit and tax fees	12,038	9,331	14,400
Shareholder reports	9,832	4,592	11,667
Custody fees	6,110	5,811	6,309
Other expenses	32,471	22,625	42,853
Total expenses	1,525,846	1,054,761	2,218,853
NET INVESTMENT INCOME	325,182	1,080,910	2,630,217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	1,997,832	48,544,448	13,130,004
Net change in unrealized appreciation (depreciation) on investments	(5,935,488)	(45,761,865)	18,086,444
Net realized and unrealized gain (loss) on investments	(3,937,656)	2,782,583	31,216,448
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,612,474)	$3,863,493	$33,846,665

See accompanying notes to financial statements.	CRM Funds
56

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME:
Dividends and interest	$237,215	$481,977
Securities lending income	240	—
Foreign tax withheld	(126)	(1,486)
Total investment income	237,329	480,491

EXPENSES:
Investment advisory fees	93,718	1,120,185
Dividend expense on securities sold short	—	391,505
Interest expense	—	324,485
Sub-Transfer agent fees - Institutional Shares	1,178	25,538
Shareholder Services - Investor Shares	11,145	—
Registration fees	17,370	20,999
Transfer agent fees	5,381	12,959
Administration and accounting fees	5,200	25,852
Audit and tax fees	4,961	8,692
Trustee fees and expenses	2,202	11,178
Custody fees	2,979	7,407
Insurance fees	1,931	8,009
Legal fees	1,196	6,164
Shareholder reports	190	4,227
Other expenses	4,238	15,170
Total expenses	151,689	1,982,370
Expenses waived	—	(69,102)
Net expenses	151,689	1,913,268
NET INVESTMENT INCOME (LOSS)	85,640	(1,432,777)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	1,508,524	(804,929)
Securities sold short	—	(215,786)
Swap agreements	—	(988,638)
Foreign currency transactions	—	(50,125)
Net realized gain (loss)	1,508,524	(2,059,478)
Net change in unrealized appreciation (depreciation) on:
Investments	(272,413)	3,149,794
Securities sold short	—	7,954,640
Swap agreements	—	(51,653)
Foreign currency transactions	—	(63,729)
Net change in unrealized appreciation (depreciation)	(272,413)	10,989,052
Net realized and unrealized gain on investments, derivatives and foreign currency	1,236,111	8,929,574
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,321,751	$7,496,797

See accompanying notes to financial statements.	CRM Funds
57

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF PERIOD	$337,718,750	$232,115,097

OPERATIONS
Net investment income	325,182	1,447,250
Net realized gain from investments	1,997,832	38,004,198
Net change in unrealized appreciation (depreciation) on investments	(5,935,488)	80,909,936
Net increase (decrease) in net assets resulting from operations	(3,612,474)	120,361,384

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(3,956,323)	(168,344)
Institutional Class	(27,780,196)	(1,454,839)
Total distributions to shareholders	(31,736,519)	(1,623,183)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	134,045	267,991
Sale of shares - Institutional Shares	12,315,704	35,721,319
Reinvestment of distributions - Investor Class	3,609,624	156,487
Reinvestment of distributions - Institutional Class	25,279,883	1,329,633
Redemption of shares - Investor Class	(2,777,622)	(10,335,074)
Redemption of shares - Institutional Class	(22,400,403)	(40,274,904)
Net increase (decrease) from capital share transactions	16,161,231	(13,134,548)
Total increase (decrease) in net assets	(19,187,762)	105,603,653

NET ASSETS - END OF PERIOD	$318,530,988	$337,718,750

SHARE ACTIVITY
Investor Class:
Sold	7,940	18,760
Issued on reinvestment of distributions	239,048	10,867
Redeemed	(166,352)	(795,195)
Net increase (decrease)	80,636	(765,568)

Institutional Class:
Sold	631,564	2,005,656
Issued on reinvestment of distributions	1,387,480	78,076
Redeemed	(1,156,056)	(2,479,372)
Net increase (decrease)	862,988	(395,640)

See accompanying notes to financial statements.	CRM Funds
58

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF PERIOD	$313,225,268	$237,177,963

OPERATIONS
Net investment income	1,080,910	3,000,791
Net realized gain from investments	48,544,448	76,004,514
Net change in unrealized appreciation (depreciation) on investments	(45,761,865)	75,470,790
Net increase in net assets resulting from operations	3,863,493	154,476,095

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(10,028,969)	(1,231,736)
Institutional Class	(43,784,589)	(15,385,614)
Total distributions to shareholders	(53,813,558)	(16,617,350)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	13,060,670	3,952,396
Sale of shares - Institutional Shares	9,343,708	42,456,508
Reinvestment of distributions - Investor Class	9,954,998	1,194,282
Reinvestment of distributions - Institutional Class	42,756,724	15,179,709
Redemption of shares - Investor Class	(4,159,967)	(4,495,480)
Redemption of shares - Institutional Class	(160,504,500)	(120,098,855)
Net decrease from capital share transactions	(89,548,367)	(61,811,440)
Total increase (decrease) in net assets	(139,498,432)	76,047,305

NET ASSETS - END OF PERIOD	$173,726,836	$313,225,268

SHARE ACTIVITY
Investor Class:
Sold	892,057	295,798
Issued on reinvestment of distributions	870,953	97,333
Redeemed	(331,360)	(346,756)
Net increase	1,431,650	46,375

Institutional Class:
Sold	628,781	3,088,348
Issued on reinvestment of distributions	3,586,974	1,199,977
Redeemed	(11,100,937)	(8,311,017)
Net decrease	(6,885,182)	(4,022,692)

See accompanying notes to financial statements.	CRM Funds
59

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF PERIOD	$439,057,786	$355,358,590

OPERATIONS
Net investment income	2,630,217	3,103,664
Net realized gain from investments	13,130,004	81,107,170
Net change in unrealized appreciation on investments	18,086,444	91,340,890
Net increase in net assets resulting from operations	33,846,665	175,551,724

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(31,529,470)	(3,324,082)
Institutional Class	(41,057,815)	(4,771,658)
Total distributions to shareholders	(72,587,285)	(8,095,740)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	5,366,161	11,421,455
Sale of shares - Institutional Shares	13,885,455	40,148,943
Reinvestment of distributions - Investor Class	30,961,960	3,272,938
Reinvestment of distributions - Institutional Class	37,597,239	4,428,155
Redemption of shares - Investor Class	(18,694,517)	(49,161,690)
Redemption of shares - Institutional Class	(25,542,501)	(93,866,589)
Net increase (decrease) from capital share transactions	43,573,797	(83,756,788)
Total increase in net assets	4,833,177	83,699,196

NET ASSETS - END OF PERIOD	$443,890,963	$439,057,786

SHARE ACTIVITY
Investor Class:
Sold	198,283	467,366
Issued on reinvestment of distributions	1,284,729	145,335
Redeemed	(683,909)	(2,153,239)
Net increase (decrease)	799,103	(1,540,538)

Institutional Class:
Sold	505,176	1,633,299
Issued on reinvestment of distributions	1,479,042	188,112
Redeemed	(890,618)	(3,735,918)
Net increase (decrease)	1,093,600	(1,914,507)

See accompanying notes to financial statements.	CRM Funds
60

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF PERIOD	$27,309,419	$25,200,275

OPERATIONS
Net investment income	85,640	130,396
Net realized gain from investments	1,508,524	7,873,250
Net change in unrealized appreciation (depreciation) on investments	(272,413)	4,417,506
Net increase in net assets resulting from operations	1,321,751	12,421,152

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,719,934)	(201,693)
Institutional Class	(3,399,568)	(732,769)
Total distributions to shareholders	(5,119,502)	(934,462)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	80,543	394,164
Sale of shares - Institutional Shares	251,882	6,014,048
Reinvestment of distributions - Investor Class	1,623,939	169,619
Reinvestment of distributions - Institutional Class	3,263,495	715,177
Redemption of shares - Investor Class	(186,421)	(1,701,715)
Redemption of shares - Institutional Class	(1,205,244)	(14,968,839)
Net increase (decrease) from capital share transactions	3,828,194	(9,377,546)
Total increase in net assets	30,443	2,109,144

NET ASSETS - END OF PERIOD	$27,339,862	$27,309,419

SHARE ACTIVITY
Investor Class:
Sold	9,601	57,076
Issued on reinvestment of distributions	219,748	22,737
Redeemed	(21,269)	(241,581)
Net increase (decrease)	208,080	(161,768)

Institutional Class:
Sold	28,442	786,663
Issued on reinvestment of distributions	427,719	93,487
Redeemed	(140,566)	(1,880,474)
Net increase (decrease)	315,595	(1,000,324)

See accompanying notes to financial statements.	CRM Funds
61

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
NET ASSETS - BEGINNING OF PERIOD	$127,930,416	$56,540,273

OPERATIONS
Net investment loss	(1,432,777)	(2,138,719)
Net realized loss from investments and foreign currency	(2,059,478)	(5,170,536)
Net change in unrealized appreciation on investments and foreign currency	10,989,052	19,596,289
Net increase in net assets resulting from operations	7,496,797	12,287,034

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,310,755)	(4,340,824)
Total distributions to shareholders	(1,310,755)	(4,340,824)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	85,488,240	122,755,221
Reinvestment of distributions - Institutional Class	1,307,760	4,329,863
Redemption of shares - Institutional Class	(36,802,878)	(63,641,151)
Net increase from capital share transactions	49,993,122	63,443,933
Total increase in net assets	56,179,164	71,390,143

NET ASSETS - END OF PERIOD	$184,109,580	$127,930,416

SHARE ACTIVITY
Institutional Class:
Sold	7,265,283	10,539,842
Issued on reinvestment of distributions	108,618	387,287
Redeemed	(3,164,368)	(5,444,550)
Net increase	4,209,533	5,482,579

See accompanying notes to financial statements.	CRM Funds
62

CRM FUNDS FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$17.35	$11.22	$15.34	$17.15	$18.06	$15.86
Investment operations:
Net investment income (loss)[2]	— [4]	0.04	0.04	0.02	0.09 [3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.21)	6.16	(3.07)	(0.22)	1.87	3.54
Total from investment operations	(0.21)	6.20	(3.03)	(0.20)	1.96	3.53
Distributions to shareholders:
From net investment income	(0.01)	(0.07)	(0.03)	(0.04)	(0.09)	(0.08)
From net realized gain on investments	(1.90)	—	(1.06)	(1.57)	(2.78)	(1.25)
Total distributions to shareholders	(1.91)	(0.07)	(1.09)	(1.61)	(2.87)	(1.33)
Net Asset Value - End of Period	$15.23	$17.35	$11.22	$15.34	$17.15	$18.06
Total return	(1.12)%	55.36%	(21.53)%	(0.17)%	11.17%	22.28%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.14%	1.15%	1.16%	1.15%	1.13%	1.15%
Net investment income (loss)	0.00%[5]	0.30%	0.27%	0.12%	0.52%[3]	(0.07)%
Portfolio turnover rate	21%	63%	60%	48%	49%	91%
Net Assets at end of period (000’s omitted)	$35,077	$38,548	$33,526	$58,787	$76,779	$72,472

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

(4)	Amount represents less than $0.005.
(5)	Amount represents less than 0.005%.

See accompanying notes to financial statements.	CRM Funds
64

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$20.55	$13.28	$17.96	$19.77	$20.41	$17.78
Investment operations:
Net investment income[2]	0.02	0.09	0.08	0.07	0.16 [3]	0.03
Net realized and unrealized gain (loss) on investments	(0.24)	7.28	(3.63)	(0.23)	2.11	3.97
Total from investment operations	(0.22)	7.37	(3.55)	(0.16)	2.27	4.00
Distributions to shareholders:
From net investment income	(0.05)	(0.10)	(0.07)	(0.08)	(0.13)	(0.12)
From net realized gain on investments	(1.90)	—	(1.06)	(1.57)	(2.78)	(1.25)
Total distributions to shareholders	(1.95)	(0.10)	(1.13)	(1.65)	(2.91)	(1.37)
Net Asset Value - End of Period	$18.38	$20.55	$13.28	$17.96	$19.77	$20.41
Total return	(0.98)%	55.68%	(21.34)%	0.11%	11.44%	22.51%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.91%	0.92%	0.91%	0.89%	0.91%
Net investment income	0.23%	0.54%	0.52%	0.38%	0.77%[3]	0.19%
Portfolio turnover rate	21%	63%	60%	48%	49%	91%
Net Assets at end of period (000’s omitted)	$283,454	$299,170	$198,589	$266,562	$283,762	$348,689

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$15.37	$9.71	$11.36	$13.09	$14.54	$12.81
Investment operations:
Net investment income (loss)[2]	0.07	0.11	0.02	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.42	6.29	(1.35)	(0.01)	2.15	2.04
Total from investment operations	0.49	6.40	(1.33)	0.02	2.14	2.03
Distributions to shareholders:
From net investment income	(0.17)	(0.03)	(0.03)	—	—	(0.30)
From net realized gain on investments	(3.97)	(0.71)	(0.29)	(1.75)	(3.59)	—
Total distributions to shareholders	(4.14)	(0.74)	(0.32)	(1.75)	(3.59)	(0.30)
Net Asset Value - End of Period	$11.72	$15.37	$9.71	$11.36	$13.09	$14.54
Total return	3.86%	67.80%	(12.18)%	1.91%	16.75%	15.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.17%	1.15%	1.17%	1.15%	1.13%	1.14%
Net investment income (loss)	0.99%	0.83%	0.22%	0.21%	(0.05)%	(0.05)%
Portfolio turnover rate	17%	59%	80%	45%	48%	76%
Net Assets at end of period (000’s omitted)	$36,951	$26,464	$16,259	$24,455	$29,116	$36,626

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$15.87	$10.00	$11.70	$13.43	$14.80	$13.03
Investment operations:
Net investment income[2]	0.08	0.13	0.05	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.44	6.50	(1.41)	— [3]	2.20	2.08
Total from investment operations	0.52	6.63	(1.36)	0.05	2.22	2.10
Distributions to shareholders:
From net investment income	(0.19)	(0.05)	(0.05)	(0.03)	—	(0.33)
From net realized gain on investments	(3.97)	(0.71)	(0.29)	(1.75)	(3.59)	—
Total distributions to shareholders	(4.16)	(0.76)	(0.34)	(1.78)	(3.59)	(0.33)
Net Asset Value - End of Period	$12.23	$15.87	$10.00	$11.70	$13.43	$14.80
Total return	3.95%	68.26%	(12.06)%	2.13%	17.03%	16.19%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.98%	0.93%	0.95%	0.94%	0.91%	0.93%
Net investment income	1.04%	0.99%	0.44%	0.42%	0.16%	0.13%
Portfolio turnover rate	17%	59%	80%	45%	48%	76%
Net Assets at end of period (000’s omitted)	$136,776	$286,762	$220,919	$253,964	$261,428	$454,332

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$27.71	$18.34	$21.22	$22.58	$23.18	$20.80
Investment operations:
Net investment income[2]	0.15	0.15	0.08	0.08	0.14 [3]	0.13
Net realized and unrealized gain (loss) on investments	1.96	9.67	(2.33)	0.41	3.57	3.12
Total from investment operations	2.11	9.82	(2.25)	0.49	3.71	3.25
Distributions to shareholders:
From net investment income	(0.26)	(0.09)	(0.09)	(0.04)	(0.29)	— [4]
From net realized gain on investments	(4.72)	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)
Total distributions to shareholders	(4.98)	(0.45)	(0.63)	(1.85)	(4.31)	(0.87)
Net Asset Value - End of Period	$24.84	$27.71	$18.34	$21.22	$22.58	$23.18
Total return	8.17%	54.09%	(10.98)%	3.39%	17.80%	15.93%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.13%	1.15%	1.16%	1.14%	1.11%	1.15%
Net investment income	1.12%	0.66%	0.42%	0.37%	0.62%[3]	0.58%
Portfolio turnover rate	14%	63%	37%	40%	58%	74%
Net Assets at end of period (000’s omitted)	$187,959	$187,541	$152,370	$220,014	$243,062	$229,541

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

(4)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$29.00	$19.17	$22.16	$23.49	$23.96	$21.46
Investment operations:
Net investment income[2]	0.19	0.20	0.12	0.13	0.19 [3]	0.15
Net realized and unrealized gain (loss) on investments	2.06	10.12	(2.44)	0.43	3.71	3.26
Total from investment operations	2.25	10.32	(2.32)	0.56	3.90	3.41
Distributions to shareholders:
From net investment income	(0.32)	(0.13)	(0.13)	(0.08)	(0.35)	(0.04)
From net realized gain on investments	(4.72)	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)
Total distributions to shareholders	(5.04)	(0.49)	(0.67)	(1.89)	(4.37)	(0.91)
Net Asset Value - End of Period	$26.21	$29.00	$19.17	$22.16	$23.49	$23.96
Total return	8.28%	54.44%	(10.83)%	3.61%	18.04%	16.19%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.95%	0.94%	0.96%	0.94%	0.91%	0.94%
Net investment income	1.30%	0.84%	0.59%	0.58%	0.82%[3]	0.63%
Portfolio turnover rate	14%	63%	37%	40%	58%	74%
Net Assets at end of period (000’s omitted)	$255,932	$251,517	$202,989	$243,851	$312,290	$289,145

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.
(3)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.	CRM Funds
69

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$8.88	$5.91	$6.99	$8.81	$9.28	$8.32
Investment operations:
Net investment income (loss)[2]	0.02	0.02	0.01	0.01	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.38	3.16	(0.67)	(0.26)	1.00	1.32
Total from investment operations	0.40	3.18	(0.66)	(0.25)	0.99	1.35
Distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.01)	—	—	(0.03)
From net realized gain on investments	(1.69)	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)
Total distributions to shareholders	(1.73)	(0.21)	(0.42)	(1.57)	(1.46)	(0.39)
Net Asset Value - End of Period	$7.55	$8.88	$5.91	$6.99	$8.81	$9.28
Total return	4.92%	54.42%	(10.16)%	(0.72)%	11.20%	16.66%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.29%	1.37%	1.40%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.29%	1.39%	1.50%	2.20%	1.93%	1.95%
Net investment income (loss), including waiver/reimbursement	0.48%	0.31%	0.22%	0.12%	(0.07)%	0.36%
Portfolio turnover rate	24%	87%	65%	112%	72%	91%
Net Assets at end of period (000’s omitted)	$9,156	$8,916	$6,893	$9,256	$4,694	$8,735

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Period	$9.12	$6.07	$7.16	$8.98	$9.40	$8.44
Investment operations:
Net investment income[2]	0.03	0.04	0.03	0.03	0.01	0.05
Net realized and unrealized gain (loss) on investments	0.40	3.24	(0.68)	(0.27)	1.03	1.33
Total from investment operations	0.43	3.28	(0.65)	(0.24)	1.04	1.38
Distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.03)	(0.01)	—	(0.06)
From net realized gain on investments	(1.69)	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)
Total distributions to shareholders	(1.75)	(0.23)	(0.44)	(1.58)	(1.46)	(0.42)
Net Asset Value - End of Period	$7.80	$9.12	$6.07	$7.16	$8.98	$9.40
Total return	5.15%	54.66%	(9.87)%	(0.51)%	11.63%	16.71%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.05%	1.11%	1.15%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.05%	1.13%	1.25%	1.96%	1.68%	1.73%
Net investment income, including waiver/reimbursement	0.72%	0.52%	0.47%	0.36%	0.18%	0.53%
Portfolio turnover rate	24%	87%	65%	112%	72%	91%
Net Assets at end of period (000’s omitted)	$18,184	$18,393	$18,307	$26,816	$14,082	$13,675

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,				For the Period August 16, 2016 through June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017[2]
Net Asset Value - Beginning of Period	$11.62	$10.23	$10.27	$10.68	$10.25	$10.00
Investment operations:
Net investment loss[3]	(0.11)	(0.25)	(0.10)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	0.68	2.22	0.50	(0.14)	0.55	0.33
Total from investment operations	0.57	1.97	0.40	(0.25)	0.45	0.25
Distributions to shareholders:
From net realized gain on investments	(0.09)	(0.58)	(0.44)	(0.16)	(0.02)	—
Total distributions to shareholders	(0.09)	(0.58)	(0.44)	(0.16)	(0.02)	—
Net Asset Value - End of Period	$12.10	$11.62	$10.23	$10.27	$10.68	$10.25
Total return	4.91%	19.49%	3.93%	(2.18)%	4.44%	2.50%
Ratios to average net assets:
Expenses, including waiver/reimbursement	2.56%	2.79%	2.95%	3.03%	2.80%	2.44%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.60%	1.59%	1.60%	1.60%	1.60%
Expenses, excluding waiver/reimbursement	2.65%	2.90%	3.03%	3.10%	2.85%	2.59%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.70%	1.71%	1.67%	1.67%	1.65%	1.75%
Net investment loss, including waiver/reimbursement	(1.92)%	(2.18)%	(0.99)%	(1.03)%	(0.94)%	(0.93)%

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	Six Months Ended December 31, 2021	For the Years Ended June 30,				For the Period August 16, 2016 through June 30,
	(Unaudited)[1]	2021	2020	2019	2018	2017[2]
Portfolio turnover rate	55%	201%	177%	195%	251%	319%
Net Assets at end of period (000’s omitted)	$184,110	$127,930	$56,540	$482,050	$709,303	$448,108

(1)	For the six months ended December 31, 2021. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Inception date was August 16, 2016. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(3)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2021 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

CRM Funds
74

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2021 (Unaudited) (Continued)

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third-party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2021 (Unaudited) (Continued)

the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

● Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities,

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investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2021 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of

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all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended December 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for

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rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the six months ended December 31, 2021.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

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At December 31, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small/Mid Cap Value Fund
Barclays Capital, Inc.	$122,208	$122,208	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $124,652 has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

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CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2022. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Funds.

Effective October 28, 2021, Northern Lights Compliance Services, LLC provides compliance services to the Trust. Prior to October 28, 2021, CRM provided compliance services to the Trust. The Chief Compliance Officer (“CCO”) was an employee of CRM. The Trust reimbursed CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which was allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

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Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $60,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2021. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund based on reasonable charges for similar services in the industry, subject to certain limitations. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

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4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2021, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$66,656,844	$86,565,401	$—	$—
Small/Mid Cap Value Fund	36,114,861	177,374,920	—	—
Mid Cap Value Fund	55,997,067	83,995,404	—	—
All Cap Value Fund	6,108,776	7,368,237	—	—
Long/Short Opportunities Fund	84,644,781	49,543,054	58,320,750	33,744,683

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

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At December 31, 2021, the following Funds had securities on loan:

	Market Value	Cash Collateral*
Small/Mid Cap Value Fund	$123,281	$122,208

*

Please note any reported shortfall in required collateral coverage of 102% is based on closing market value of securities on loan as of the date of the report. Any required collateral adjustment needed in order to bring coverage to 102% is done on the next business day.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral

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is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the six months ended December 31, 2021, Long/Short Opportunities Fund participated in short sale transactions.

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of December 31, 2021 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$252,517,988	$76,030,686	$(10,124,177)	$65,906,509
Small/Mid Cap Value Fund	118,617,660	56,795,901	(1,673,758)	55,122,143
Mid Cap Value Fund	290,249,852	154,864,853	(1,090,439)	153,774,414
All Cap Value Fund	20,898,355	6,993,643	(546,030)	6,447,613
Long/Short Opportunities Fund	90,775,386	31,615,040	(6,357,886)	25,257,154

8.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-

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hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an

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unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of December 31, 2021, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of December 31, 2021, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap

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premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business

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day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of December 31, 2021:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$1,778,241	$1,778,241

	Liability Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$1,485,521	$1,485,521

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The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the six months ended December 31, 2021:

Location on the Statements of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: Swap agreements

	Net Realized Gain (Loss)
	Total Value	Equity Contracts
Swap Agreements	$(988,638)	$(988,638)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Equity Contracts
Swap Agreements	$(51,653)	$(51,653)

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the six months ended December 31, 2021. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume
Swap Contracts (Notional Amount)
$2,466,449

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty

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certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2021:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$1,778,241	$1,485,521
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,778,241	1,485,521
Derivatives not subject to an ISDA MA or similar agreement	—	—
Total assets and liabilities subject to an ISDA MA	$1,778,241	$1,485,521

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At December 31, 2021, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	1,778,241	$(1,485,521)	$292,720	$(292,720)	$—

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

9.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values

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of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility, and trading in many instruments has been disrupted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S.,

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — December 31, 2021 (Unaudited) (Concluded)

have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

10.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown.

However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Recent Regulatory Updates. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

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CRM FUNDS OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

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CRM FUNDS OTHER INFORMATION (Unaudited) (Concluded)

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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TRUSTEES
F. Gregory Ahern
Ronald H. McGlynn
Rodney P. Wood

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
28 Havemeyer Place, 1st floor
Greenwich, CT 06830

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

CRM-SAR-21

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith as [EXHIBIT NUMBER (INCLUDE HYPERLINK PER INSTRUCTION 1 TO ITEM 13)].

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as [EXHIBIT NUMBER (INCLUDE HYPERLINK PER INSTRUCTION 1 TO ITEM 13)].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	3/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	3/8/2022

By (Signature and Title)*	/s/ Laura Szalyga
Laura Szalyga, Treasurer
(Principal Financial Officer)

Date:	3/8/2022

*	Print the name and title of each signing officer under his or her signature.